                                                                    Exhibit 7(e)



                    AUTOMATIC REINSURANCE AGREEMENT NO. 2727
                           EFFECTIVE JANUARY 1, 1999


                                    between


                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                                       of
                              BERWYN, PENNSYLVANIA


                 as Ceding Company: referred to as You and Your

                                      and

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                       of
                            East Greenbush, New York
                (Administrative Offices in Enfield, Connecticut)

                  as Reinsurer: referred to as We, Us and Our


                                 [PHOENIX LOGO]

                               TABLE OF CONTENTS

                                    ARTICLES

Article I      Scope of the Agreement                       Page 1
                 Parties to the Agreement
                 Effective Date of the Agreement
                 Scope of the Agreement
                 Duration of the Agreement

Article II     Reinsurance Coverage                         Page 2
                 Automatic Reinsurance
                 Facultative Reinsurance
                 Basis of Reinsurance

Article III    Procedures                                   Page 3

Article IV     Liability                                    Page 4

Article V      Reinsurance Rates and Payments               Page 5
                 Tax Reimbursement
                 Experience Refund

Article VI     Changes to the Reinsurance                   Page 7
                 Errors and Oversights
                 Misstatement of Age or Sex
                 Changes to the Underlying Policy
                 Reductions, Terminations and
                 Reinstatements

Article VII    Recapture                                    Page 9

Article VIII   Claims                                       Page 11

Article IX     Arbitration                                  Page 14

Article X      Insolvency                                   Page 15

Article XI     Inspection of Records                        Page 16

Article XII    Execution of the Agreement                   Page 17



                                                                    Continued...


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                               TABLE OF CONTENTS

                                    EXHIBITS


Exhibit A      Reinsurance Coverage
               Retention Limits
               Automatic Acceptance Limits
               Exclusions to Automatic Reinsurance Coverage, including Jumbo Limits

Exhibit B      Reinsurance Reporting Forms and Reinsurance Administration

Exhibit C      Reinsurance Rates and Allowances
               Net Amount at Risk Calculation

Exhibit D      Reinsurance Claim Form

Exhibit E      Conditional Receipt Liability

                       ARTICLE I - SCOPE OF THE AGREEMENT

1.   PARTIES TO THE AGREEMENT

     We mutually agree to transact reinsurance according to the terms of this Agreement. This Agreement is for indemnity reinsurance and we are the only two parties to the Agreement. There will be no right or legal relationship whatsoever between us as reinsurer and any other person having an interest of any kind in policies reinsured under this Agreement.

2.   EFFECTIVE DATE OF THE AGREEMENT

     This Agreement will go into effect at 12:01 A.M., January 1, 1999, and will cover policies effective on and after that date.

3.   SCOPE OF THE AGREEMENT

     The text of this Agreement and all Exhibits, Schedules and Amendments are considered to be the entire agreement between us. There are no other understandings or agreements between us regarding the policies reinsured other than as expressed in this Agreement. We may make changes or additions to this Agreement, but they will not be considered to be in effect unless they are made by means of a written amendment which has been signed by both of us.

4.   DURATION OF THE AGREEMENT

     The duration of this Agreement will be unlimited. However, either one of us may terminate the Agreement at any time by giving the other ninety days prior written notice. We will continue to accept new reinsurance during the ninety-day period.

     Existing reinsurance will not be affected by the termination of this Agreement for new reinsurance. Existing reinsurance will remain in force until the termination or expiry of the underlying policy on which reinsurance is based, as long as you continue to pay reinsurance premiums as shown in Article V (Reinsurance Rates and Payment). However, we will not be liable for any claims or premium refunds which are not reported to us within one hundred eighty days following the termination or expiry of the last cession reinsured under this Agreement.

                       ARTICLE II - REINSURANCE COVERAGE

1.   AUTOMATIC REINSURANCE

     We will accept automatically reinsurance of life benefits for your individually underwritten ordinary life policies on any permanent resident of the United States or Canada, in agreement with the provisions and limitations shown in Exhibit A (Reinsurance Coverage).

     We will also accept automatically reinsurance of riders and supplementary benefits written with the covered life benefits, but only to the extent that the riders and supplementary benefits are specifically shown in Exhibit A (Reinsurance Coverage), Part I.

     You have the right to modify your retention limits shown in Exhibit A (Reinsurance Coverage), Part II at any time. If your retention limits are reduced as a result of the modification, you will need to notify us in writing before you can cede reinsurance on the basis of the reduced retention limits. We will prepare a treaty amendment which will serve as our written approval of the reduction.

     We reserve the right to amend the Automatic Acceptance Limits shown in Exhibit A (Reinsurance Coverage), Part III if you modify your retention limits. We also reserve the right to modify the Automatic Acceptance Limits if you elect to participate in another arrangement or arrangements to secure additional automatic binding capacity.

     Changes in your issue limits or underwriting guidelines will be subject to our review. Significant changes to your underwriting guidelines which will affect future reinsurance will be subject to our written approval.

2.   FACULTATIVE REINSURANCE

     If you wish to submit a risk not covered automatically under this Agreement, or if you wish our advice on any application, you may submit and we will consider the risk on a facultative basis.

3.   BASIS OF REINSURANCE

     Life reinsurance under this Agreement will be on a Yearly Renewable Term plan for the net amount at risk on the portion of the original policy that is reinsured

                       ARTICLE II - REINSURANCE COVERAGE
     with us. The net amount at risk for any policy period will be calculated according to Exhibit C (Reinsurance Rates and Allowances), Part I.

     Riders or supplementary benefits ceded with life benefits will be reinsured as shown in Exhibit C. Any differences in the net amount at risk calculation for these benefits will be shown in Exhibit C.


                            ARTICLE III - PROCEDURES

1.   AUTOMATIC REINSURANCE

     No individual notification will be necessary for placing automatic reinsurance. Subject to Article V (Reinsurance Rates and Payment) and Exhibit B (Reinsurance Reporting Forms and Reinsurance Administration), new business or changes to existing reinsurance will be shown on your periodic billing report.

2.   FACULTATIVE REINSURANCE

     You may submit to us one or more policies not covered automatically under the Agreement, and we will consider such reinsuring such policies on a facultative basis.

     In order to submit a policy for consideration on a facultative basis, you will submit to us a reinsurance application in substantially the form set forth in Exhibit B hereto. We will review the information and promptly notify you of whether we will reinsure such policy. If we require additional information, we will promptly request that you provide such additional information.

     If we agree to reinsure the policy, we will provide you an unconditional written offer to reinsure such policy. You are not required to confirm acceptance of each offer at the time the offer is received, but you will confirm acceptance of each offer and placement of the facultative reinsurance with us on the monthly report; provided, however, you must confirm the acceptance no later than the termination date shown on our written offer, which termination date will not be less than ninety days after the date on which you receive the written offer. We may extend the termination date if you request an extension in writing and we agree to the extension in writing.

                            ARTICLE III - PROCEDURES


3.   POLICY EXPENSES

     You will bear the expenses of all medical examinations, inspection fees and other charges incurred in connection with policy issues, reinstatements or reentries.

4.   REFERENCE MATERIALS

     Upon request you will provide us with any reference materials which we may require for proper administration of reinsurance ceded under this Agreement.


                             ARTICLE IV - LIABILITY

1.   AUTOMATIC REINSURANCE

     Our liability for reinsurance placed automatically under this Agreement will begin and end simultaneously with your liability for the underlying policy on which reinsurance is based.

2.   FACULTATIVE REINSURANCE

     Our liability for facultative reinsurance will begin and end simultaneously with your liability of the policy on which facultative reinsurance is based, provided we make an unconditional written offer that is accepted in accordance with Article III, Section 2.

     If our offer depends on your approval of further information about the insurability of the risk, we will have no liability unless you have requested and approved the information and documented your policy file accordingly.

3.   CONDITIONAL RECEIPT LIABILITY

     Our liability for losses under the terms of a Conditional Receipt or Temporary Insurance Receipt is shown in Exhibit E (Conditional Receipt Liability).

4.   CONTINUATION OF LIABILITY

     Continuation of our liability is conditioned on your payment of reinsurance premiums as shown in Article V (Reinsurance Rates and Payment) and is subject to Article VI (Changes to the Reinsurance) and Article VII (Recapture).

                   ARTICLE V - REINSURANCE RATES AND PAYMENTS


1.   REINSURANCE RATES
     -----------------

     Reinsurance rates that you will pay us for business covered under this Agreement are shown in Exhibit C. The reinsurance rate payable for any cession for any accounting period will be calculated on the basis of the net amount risk reinsured as of that period.

     For reasons relating to deficiency reserve requirements by the various state insurance departments, the rates shown in Exhibit C cannot be guaranteed for more than one year. While we anticipate that reinsurance rates shown in Exhibit C will continue to be charged, it may become necessary for us to charge a guaranteed rate that is the greater of the rate from Exhibit C or the corresponding statutory net premium rate based on the 1980 CSO Table at 4.5% interest for the applicable mortality rating.

     If the original policy is issued with interim insurance, you will pay us a reinsurance rate for the interim period that is the same percentage of the first year premium that the interim period bears to twelve months. The rate that you pay us for the first policy year after the interim period will be calculated on the basis of the full annual reinsurance rate.

     Procedures and details of reinsurance rate calculation for any benefits or riders ceded under this Agreement are shown in Exhibit C.

     All financial transactions under this Agreement will be in United States dollars, unless we mutually agree to use other currencies. Specifications of the currencies and details of currency conversion procedures will be shown in Exhibit C if necessary.

2.   PAYMENTS
     --------

     You will self-administer the periodic reporting of your statements of account and payments of balances due to us a shown in Exhibit B.

     Within thirty days following the end of each month during which this Agreement is in effect, you will submit to us a report substantially in the form set forth at Exhibit B hereto. The report will contain such additional information as we may mutually agree in writing.

     In the event the report shows an amount due to you, we will pay you such amount within thirty days after we receive the report.

                   ARTICLE V - REINSURANCE RATES AND PAYMENTS

     Your timely payment of reinsurance premiums is a condition precedent to our continued liability. If you have not paid the balance due us by the thirty-first day following the close of the reporting period, we have the right to give you thirty days' written notice of our intention to terminate the reinsurance on which the balance is due and unpaid. At the end of this thirty-day period, our liability will automatically terminate for all reinsurance on which balances remain due and unpaid, including reinsurance on which balances became due and unpaid during and after the thirty-day notice period. Even though we have terminated the reinsurance, you will continue to be liable for the payment of unpaid balances along with interest charges calculated from the due date shown above to the date of payment. The interest rate payable will be the same that we charge for delinquent premiums on our individual life insurance policies.

     You may reinstate reinsurance terminated for non-payment of balances due at any time within sixty days of the date of termination, by paying us all balances due and interest charged in full. However, we will have no liability for claims incurred between the termination date and the reinstatement date.

3.   TAX REIMBURSEMENTS

     Details of any reimbursement of premium taxes that you pay on behalf of reinsurance payments to us are shown in Exhibit C, Section VIII. (Premium Taxes).

     We mutually agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulation issued December 29, 1992 under Section 848 of the Internal Revenue Code of 1986, as amended. This election will be effective for all taxable years for which this Agreement remains in effect.

     The terms used in this Section are defined in Regulation Section 1.848-2 in effect as of December 29, 1992. The term "net consideration" will refer to either net consideration as defined in Section 1.848-2(f) or "gross premium and other consideration" as defined in Section 1.848-3(b), as appropriate.

     a) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the General Deductions Limitation of IRC Section 848(c)(1).

                   ARTICLE V - REINSURANCE RATES AND PAYMENTS

     b) We mutually agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. We also mutually agree to exchange information otherwise required by the Internal Revenue Service.

4.   EXPERIENCE REFUND

     Details of any Experience Refund payable to you will be shown in Exhibit C.
     Section XI. (Experience Refund).


                    ARTICLE VI - CHANGES TO THE REINSURANCE

1.   ERRORS AND OVERSIGHTS

     If either of us fail to comply with any of the provisions of this Agreement because of an unintentional oversight or misunderstanding, the underlying status of this Agreement will not be changed. Both of us will be restored to the position we would have occupied had no such oversight nor misunderstanding occurred.

2.   MISSTATEMENT OF AGE OR SEX

     If the misstatement of the age or sex of a reinsured life causes an increase or reduction in the amount of insurance in your underlying policy, we will both share in the change in proportion to our original liabilities at the time the policy was issued.

3.   CHANGES TO THE UNDERLYING POLICY

     a) All changes. If any change is made to the underlying policy, the reinsurance will change accordingly. You will give us prompt written notification of the change, including details and the effective date of the change.

     b) Increases. If the amount at risk increases because of a change in the underlying policy, you will promptly send us copies of all papers relating to the change in plan. Our approval will be necessary if the increase causes the amount reinsured to exceed the Automatic Acceptance Limits shown in Exhibit A, Part III., if the policy was reinsured on a facultative basis, or if the underwriting classification of a substandard risk reinsured on a facultative basis was changed.

                    ARTICLE VI - CHANGES TO THE REINSURANCE

    c) Extended Term and Reduced Paid-Up Insurance. If any policy reinsured under this Agreement converts to Extended Term Insurance or Reduced Paid-Up Insurance, the net amount at risk reinsured will be adjusted as appropriate and reinsurance will be continued in accordance with the provisions of the underlying policy. Reinsurance payments for the adjusted policy will be calculated on the basis of the original issue age of the insured and the duration of the original policy at the time the adjustment became effective, i.e. point-in-scale basis.

4.  REDUCTIONS, TERMINATIONS AND REINSTATEMENTS

    If any part of the underlying coverage on a life reinsured under this Agreement is reduced or terminated, the amount of reinsurance will also be reduced or terminated to the extent that you will continue to maintain your appropriate retention limit as shown in Exhibit A for the issue age and table rating of the insured. You will not be required to assume amounts in excess of the retention limit that was in force when the affected policy or policies were issued.

    The total amount of the reduction of a reinsured policy will be applied directly to our net amount at risk. If reinsurance on the policy was placed with more than one reinsurer, our net amount at risk will be reduced in the same proportion that our initial amount of reinsurance bore to the total initial amount reinsured in all companies.

    If a policy reinsured under this Agreement is lapsed or terminated, the reinsurance will also terminate. If additional policies on the same life are reinsured with us, and if the termination causes you to maintain less than the retention limit shown in Exhibit A, the policy(ies) issued next in sequence to the terminated policy will be decreased until you maintain your full retention on the risk. This procedure will not apply to any policies reinsured on a facultative basis where you have not kept your full retention.

    You will also follow the procedures shown in the above paragraphs when the reduction or termination applies to a policy or policies that you have fully retained, and where the reduction or termination will cause you to maintain less than your current retention for any policy or policies reinsured.

                    ARTICLE VI - CHANGES TO THE REINSURANCE

    If a policy reinsured automatically lapses and is reinstated in accordance with your standard rules and procedures, reinsurance for the amount at risk effective at the time of the lapse will be reinstated automatically at the date of reinstatement of the policy. You will notify us of the reinstatement on your periodic statement of account. You will send us copies of your reinstatement papers only upon request.

    We will not need to approve reinstatement of a policy reinsured under this Agreement on a facultative basis when:

    a)  you have kept your full retention on the policy; and

    b) the reinsured amount falls within the Automatic Acceptance Limits shown in Exhibit A.

    Otherwise, you will need our prior review and approval for reinstatement of any facultative reinsurance. You will send us prompt written notice of your intention to reinstate the policy along with copies of the reinstatement papers required by your standard rules and procedures. The reinsurance will be reinstated at the same time as the policy, subject to our written approval of the reinstatement.

    You will notify us of all reinstatements on your periodic statement of account, and you will pay all reinsurance payments due from the date of reinstatement to the date of the current statement of account, including a proportionate share of interest collected. Thereafter, reinsurance payments will be in accordance with Article V. (Reinsurance Rates and Payments).

                            ARTICLE VII - RECAPTURE

1.  BASIS OF RECAPTURE

    If you increase the retention limits shown in Exhibit A, you may make a corresponding reduction in eligible reinsurance cessions. Policies are eligible for recapture if:

    a) you have maintained the maximum retention limit for the age and mortality rating of the insured when the underlying policy was issued. Policies on which you retained a reduced retention or no retention will not be eligible for recapture.

                            ARTICLE VII - RECAPTURE

     b) the policy has been in force under this Agreement for the Recapture Period shown in Exhibit C, Section IX. The recapture period will always be measured from the original policy issue date. For converted policies the recapture period will be the greater of the recapture period in the original reinsurance agreement, or the recapture period in the agreement to which the policy has converted.

2.   METHOD OF RECAPTURE

     You will give us written notice of your intention to recapture within ninety days of the effective date of your retention increase. If you elect to recapture at a later date, you will give us additional written notice before you begin the recapture.

     When you have given us written notice of your intent to recapture, and the date that the recapture will begin:

     a) All eligible policies will be recaptured;

     b) Reinsurance will be reduced on the next anniversary date of each eligible policy;

     c) Reinsurance on each eligible policy will be reduced by an amount that will increase your retention to the current limit set forth in Exhibit A.

     d) If there is reinsurance in force in other companies on any one insured life, the reduction of the reinsurance in force under this Agreement will be in the same proportion that the amount reinsured with us bears to the total reinsurance on the life;

     e) If at the time of recapture the insured is disabled and premiums are being waived under any type of Disability Benefit Rider, only the life benefit will be recaptured. The reinsured portion of the Disability Benefit Rider will remain in force until the policy is returned to premium-paying status, at which time it will be eligible for recapture.

                            ARTICLE VII - RECAPTURE

     If you omit or overlook the recapture of any eligible policy or policies, our acceptance of reinsurance payments after the date the recapture would have taken place will not cause us to be liable for the amount of the risk that would have been recaptured. We will be liable only for a refund of reinsurance payments received, without interest.

     If your retention increase is due to your purchase by or purchase of another company, or your merger, assumption or any other affiliation with another company, no immediate recapture will be allowed. However, you may recapture eligible policies once the Recapture Period set out in Exhibit C,
     Section IX, has expired.

                             ARTICLE VIII - CLAIMS

1.   NOTICE OF CLAIM

     When you receive notice that a claim has been incurred on a policy reinsured under this Agreement, you will submit to us a claims report substantially in form set forth in Exhibit B hereto. You will also forward copies of the death certificate and the claimant's statement, as each document becomes available. Copies of the application and underwriting papers will be sent only for a claim incurred during the contestable period of the policy; otherwise you will send us only the claim documents we specifically request.

2.   SETTLEMENT OF CLAIMS

     We will accept your good faith decision in settling any claim except as specified in this Article. Once we have received the proofs cited in
     Section 1 and upon evidence of your settlement with the claimant, we will discharge our net reinsurance liability by paying you one lump sum, regardless of the method of settlement you use. For the settlement of Waiver of Premium Disability or other Disability Rider benefits, we will pay you our proportional share of the gross premium waived annually.

     You will consult with us before conceding any liability or making any settlement with the claimant whenever the amount reinsured exceeds the amount that you retained.

                             ARTICLE VIII - CLAIMS

   Your claim settlements will be administered in good faith, according to the standard procedures you apply to all claims, whether reinsured or not.

3. CONTESTABLE CLAIMS

   You will immediately notify us if you intend to contest, compromise or litigate a claim involving reinsurance. If we prefer not to participate in the contest, we will notify you of our decision within fifteen days of our receipt of all documents requested, and we will immediately pay you the full amount of reinsurance due. Once we have paid our reinsurance liability, we will not be liable for legal and/or investigative expenses and we will have no further liability for expenses associated with the contest, compromise or litigation.

   When we agree to participate in a contest, compromise or litigation involving reinsurance, you will give us a prompt notice of the beginning of any legal proceedings involving the contested policy. You will promptly furnish us with copies of all documents pertaining to a lawsuit or notice of intent to file a lawsuit by any of the claimants or parties to the policy.

   We will share in the payment of legal or investigative expenses relating to a contested claim in the same proportion as our liability bears to your liability. We will not reimburse expenses associated with non-reinsured policies.

   If your contest, compromise or litigation results in a reduction in the liability of the contested policy, we will share in the reduction in the same proportion that the amount of reinsurance bore to the amount payable under the terms of the policy on the date of death of the insured.

4. CLAIM EXPENSES

   We will pay our proportionate share of the following expenses arising out of the settlement or litigation of a claim, providing that the expenses are reasonable.

   a) investigative expenses;

   b) attorneys' fees;

                             ARTICLE VIII - CLAIMS

   c) penalties and interest imposed automatically against you by statute and rising solely out of a judgment rendered against you in a suit for policy benefits.

   d) interest paid to the claimant on death benefit proceeds according to your practices. Reimbursement of interest in excess of 9%, unless otherwise dictated by local legislation, will require our approval.

   Our share of claim expenses will be in the same proportion that our liability bears to your liability.

   You will be responsible for payment of the following claim expenses, which are not considered items of "net reinsurance liability" as referenced in
   Section 2. of this Article:

   a) routine administrative expenses for the home office or elsewhere, including your employees' salaries;

   b) expenses incurred in connection with any dispute or contest arising out of a conflict in claims of entitlement to policy proceeds or benefits which you admit are payable.

5. EXTRA CONTRACTUAL DAMAGES

   We will not be liable for nor will we pay any extra contractual damages; including but not limited to consequential, compensatory, exemplary or punitive damages which are awarded against you, or which you pay voluntarily, in settlement of a dispute or claim where damages were awarded as the result of any direct or indirect act, omission or course of conduct undertaken by you, your agents or representatives, in connection with any aspect of the policies reinsured under this Agreement.

   We recognize that special circumstances may arise in which we should participate to the extent permitted by law in certain assessed damages. These circumstances are difficult to describe or define in advance but could include those situations in which we were an active party in the act, omission or course of conduct which ultimately resulted in the assessment of the damages. The extent of our participation is dependent upon a good-faith assessment of the relative culpability in each case, but all factors being equal, the division of any such assessment would generally be in the same proportion of the net liability accepted by each party.

                            ARTICLE IX - ARBITRATION

1.  BASIS FOR ARBITRATION

    We mutually understand and agree that the wording and interpretation of this Agreement is based on the usual customs and practices of the insurance and reinsurance industry. While we agree to act in good faith in our dealings with each other, it is understood and recognized that situations arise in which we cannot reach an agreement.

    In the event that any dispute cannot be resolved to our mutual satisfaction, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

2.  NEGOTIATION

    Within ten days after one of us has given the other the first written notification of the specific dispute, each of us will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussions will be decided by the designated officers.

    If the officers cannot resolve the dispute within thirty days of their first meeting, we agree that we will submit the dispute to formal arbitration. However, we may agree in writing to extend the negotiation period for an additional thirty days.

3.  ARBITRATION PROCEEDINGS

    All disputes arising under this Agreement or Amendment will be referred to arbitration before three disinterested arbitrators, one to be chosen by you and one to be chosen by us, with the third selected by the two appointed arbitrators. Each arbitrator will be a past or present officer of a life insurance company. If either of us fails to appoint an arbitrator within thirty days of that date the written demand for arbitration is first received, the other may select a second arbitrator. If the two chosen arbitrators do not designate a third arbitrator within thirty days of the appointment of the second, either of us may request the Philadelphia office of the American Arbitration Association to immediately select a third arbitrator in accordance with the requirements of this provision. Arbitration under this Article will relate to all aspects of this Agreement and the Amendment, including its formation and execution, and will survive the termination of the Agreement.

                            ARTICLE IX - ARBITRATION

    Arbitration proceedings will be held in Philadelphia, Pennsylvania, and, except as otherwise provided herein, will be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association unless the arbitrators unanimously agree to a different procedure. The arbitrators will interpret the Agreement in accordance with usual business and reinsurance practices rather than on a strict technical or legal basis. Upon the request of either party, the arbitrators will issue their decision and the basis therefore in writing. The majority decision of the arbitrators will be final and binding on the parties, and judgment thereon may be entered in any court of competent jurisdiction. The parties will each bear their own costs but the expenses of the arbitration, including the arbitrators' fees, will be shared equally.

                             ARTICLE X - INSOLVENCY

1. All reinsurance under this Agreement is payable directly to you, your liquidator, receiver or statutory successor, only on the basis of your liability under the reinsured policies. It is understood, however, that in the event of your insolvency the liquidator, receiver or statutory successor will provide us written notice of the pendency of any claim against you on a reinsured policy within a reasonable time after such claim is filed in the insolvency or other proceedings, and during the pendency of the claim we may investigate such and interpose at our own expense in the proceedings where the claim is to be adjudicated, any defense which we may deem available to you, your liquidator, receiver or statutory successor. It is further understood that any expense we incur will be chargeable, subject to court approval, against you as part of the expense of liquidation or other proceeding to the extent of a proportionate share of the benefit which may accrue to you by reason of the defense undertaken by us.

2. In the event of our insolvency, you may, at your option and with ninety days written notice to us and to our liquidator, receiver or statutory successor, terminate this Agreement and recapture immediately and completely all reinsured policies covered under the provisions of this Agreement. The termination and recapture will be without penalty, regardless of the duration of time that the reinsurance has been in force. The termination and recapture will be effective upon the earlier of the following:

    a)  the date on which we are deemed insolvent; or

                             ARTICLE X - INSOLVENCY

     b) the date on which our insolvency has been established by the Insurance Department of the State of New York.

     In the event that either party is judged insolvent, any debts or credits due to the other party, whether matured or unmatured, under this Agreement or any other agreement, which exist on the date of the entry of a receivership or liquidator order, will be deemed mutual debts or credits as the case may be and will be set off and only the balance will be allowed or paid.

                       ARTICLE XI - INSPECTION OF RECORDS

1. Either one of us will have the right at any reasonable time to inspect the original papers, records, books, files or other documents relating directly or indirectly to the reinsurance coverage under this Agreement.

                    ARTICLE XII - EXECUTION OF THE AGREEMENT

In witness whereof, we have caused this Agreement to be executed in duplicate at the dates and places shown below, by our respective officers duly authorized to do so.

PROVIDENT MUTUAL LIFE INSURANCE COMPANY
BERWYN, PENNSYLVANIA

/s/ Scott V. Carney
---------------------------------------
Signature

Vice President & Actuary
---------------------------------------
Title

3/2/99
---------------------------------------
Date of Signature


PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
ENFIELD, CONNECTICUT

/s/ [Illegible Signature]
---------------------------------------
Signature

Director, Treaties and Compliance
---------------------------------------
Title

November 6, 1998
---------------------------------------
Date of Signature

                                   EXHIBIT A
                          (EFFECTIVE JANUARY 1, 1999)

                              REINSURANCE COVERAGE


I. REINSURANCE COVERAGE

   This Agreement will cover a 25% percent quota share in excess of your retention of

      Life Benefits;

      Disability Waiver Benefits issued with Life Benefits;

      Other Supplementary Benefits or Riders issued with Life Benefits and specifically listed below;

   on the following policy forms:

   PLANS
      Whole Life 2
      Portfolio 2
      Chancellor
      Intersector Plus 2
      Special Term
      Options
      Options Plus
      Special Product

   RIDERS
         Additional Insurance Benefit
         Other Insured Term
         Waiver of Premium
         Waiver of Monthly Deductions
         Change of Insured
         Guaranteed Purchase Option
         Paid-up Additions

   Reinsurance coverage will provide neither loan nor cash surrender values.




                                                                    Continued...

                          (EFFECTIVE JANUARY 1, 1999)

II.  RETENTION LIMITS OF CEDING COMPANY

     A. LIFE

                                     Special Classes A-G      Special Classes H-K
   Age at Issue        Standard      Flat Extra $0-$10.00     Flat Extras $10.01+
   ------------       ----------     --------------------     --------------------
     0-31 days          $25,000            None                        None
   32 days-2 years      750,000          $500,000                   $375,000
       3-65            1,250,000          875,000                    625,000
       66-70           1,000,000          750,000                    500,000
       71-75             500,000          375,000                    250,000
       76-80             250,000           None                        None
       81-85             125,000           None                        None
       86+                None             None                        None

     The above limits may be exceeded by as much as $25,000 in order to avoid reinsurance.

     The maximum retention for aviation risks is one-half the normal retention.

B.   DISABILITY WAIVER

     Same as Life

C.   ACCIDENTAL DEATH BENEFITS

     Not reinsured under this Agreement.

III. AUTOMATIC ACCEPTANCE LIMITS

   A. LIFE

      We will accept automatically the lesser of 2.5 times your retention or $3,125,000 per insured life. However, the maximum amount of reinsurance per life that we will accept under all automatic reinsurance agreements written between our two companies will not exceed the largest individual acceptance limit shown in the agreements. For the purposes of this Agreement, the maximum binding in all companies is $12,500,000.

      The binding limits are exclusive of your retention.




                                                                    Continued...

                          (EFFECTIVE JANUARY 1, 1999)

    B. DISABILITY WAIVER

       We will participate in Disability Waiver Benefits to a maximum $2,000,000 of Benefit face amount per insured life.


IV. EXCLUSIONS TO AUTOMATIC REINSURANCE COVERAGE

    Automatic reinsurance coverage will not be available in the following situations:

    1. The policy has been submitted on a facultative, facultative obligatory or initial inquiry basis to us or to any other reinsurer;

    2. The risk is categorized as a "Jumbo Risk", where your underwriting papers indicate that the total life insurance in force and applied for on the insured's life exceeds $30,000,000.

    3. The policy is part of any special program that you offer, including:

       a) experimental or limited retention programs, including but not limited to cancer, diabetes, aviation or coronary risks;

       b) external replacement and/or conversion programs other than contractual conversions or exchanges of the original policy.

    4. You have retained an amount less than your usual retention limits for the age and table rating of the insured.

    5. The policy is a result of a conversion from group insurance, unless we agree otherwise.

                                   EXHIBIT B
                          (EFFECTIVE JANUARY 1, 1999)

                           REINSURANCE ADMINISTRATION

Reinsurance administration and premium accounting will be on a self-administered basis. Premiums will be paid annually in advance and reported monthly. For each reporting period you will submit to us a statement containing information in general compliance with the following:

I.  MONTHLY DETAIL REPORT

    Policy Number
    Name of Insured
    Date of Birth
    Sex
    Smoker/Non Smoker Code
    Automatic/Facultative/Facultative Obligatory Code
    YRT/Coinsurance Code
    Original Issue Date
    Issue Date

    Flat Extra Rate
    Flat Extra Duration
    Flat Extra Premium
    Flat Extra Allowances
    Age Nearest/Last Indicator
    Treaty Code
    Substandard Percentage
    Plan Name (Your Product Name)
    Plan Type (Whole Life, Term, UL, Variable UL, etc.)
    Joint Policy Indicator*
    Original Amount of Insurance (amount you issued)
    Amount Reinsured (original amount reinsured with us)
    Net Amount at Risk Reinsured (current amount at risk)

    *Joint Policies
    ---------------
    For all Insureds Covered Under the Policy:
    Names of Insureds
    Dates of Birth
    Sex of Insureds
    Smoker/Non Smoker Codes
    Substandard Percentages




                                                                    Continued...

                          (EFFECTIVE JANUARY 1, 1999)

II.   MONTHLY BILLING INFORMATION

      Policy Number
      Billing Date
      Transaction Code (New Business, Lapse, Amendment, etc.)
      Transaction Date
      Current Net Amount at Risk
      Billed Premium (Life, WP, ADB, Flat Extra, etc.)
      Billed Allowances (Life, WP, ADB, Flat Extra, etc.)

III.  PREMIUM SUMMARY REPORT

      (Information should be summarized)
                                 FY        RY         TOTAL
      Life Premium
      WP Premium
      ADB Premium
      Flat Extra Premium

      Total Premium
      Policy Fees

      Life Allowances
      WP Allowances
      ADB Allowances
      Flat Extra Allowances

      Total Allowances
      Premium Taxes (if applicable)

      Total Amount Due = (Total Premium + Policy Fees) - (Total Allowances + Premium Taxes)

      The premium summary should balance to the Monthly Detail Report.



                                                                    Continued...

                          (EFFECTIVE JANUARY 1, 1999)

IV.   QUARTERLY VALUATION REPORT

                                   Statutory        Tax Reserves
                                   Reserves         (annual only)
                                   ---------        -------------
      Basic
      Waiver
      Disabled Lives
      ADB
      Deficiency

      Total

V.    POLICY EXHIBIT

      From                             Reporting Period:
          --------------------------                     -------------

                        Activity For Period
                                            ---------------------

                                   Case
                                   Count            Volume
                                   -----            ------

      Beginning In Force

          New Business
          Reinstatements
          Other Increases
          Conversions On
          Conversions Off
          Not Takens
          Deaths
          Lapses
          Cancellations
          Surrenders
          Recaptures
          Other Decreases

      Ending In Force


                                                                    Continued...

                             ---------------------
                          (EFFECTIVE JANUARY 1, 1999)

NOTE:

     1. Any activity resulting from the insured having exercised a conversion privilege or any similar option granted under policy provisions should be reflected in the "Conversion Off" or "Conversion On" categories, rather than being reflected in the "New Business or "Lapse" categories.

        "Conversion Off" denotes policies terminated as a result of a conversion for which reinsurance with Phoenix Home Life will be continued under a new policy; "Conversion On" denotes new policies resulting from such conversions.

        For the purposes of this Agreement, any such change will be considered a continuation of the original policy.

        The combination of "Conversion Off" and "Conversion On" will normally net to zero for both policy count and volume in the Policy Exhibit totals.

     2. A separate Policy Exhibit should be prepared for each Premium Summary Report.

[PHOENIX HOME LIFE LOGO]                             APPLICATION FOR REINSURANCE

                         INSTRUCTIONS TO CEDING COMPANY
     1. Retain copies 1 and 2 - Return copy 3 to Phoenix Home Life
     2. When case is put in force - Return copy 2 to Phoenix Home Life
     3. To cancel case, complete bottom of 1 and return to Phoenix Home Life

------------------------------------------------------------------------------------------------------------------------------------
PLEASE TYPE                                                                             SEND TO PHOENIX HOME LIFE   APP. PREPARED BY
                                                                                                           , 19
------------------------------------------------------------------------------------------------------------------------------------
CEDING COMPANY                      NUMBER OF ORIGINAL POLICY   CESSION NUMBER                          [ ] AUTOMATIC
                                                                                                        [ ] FACULTATIVE
------------------------------------------------------------------------------------------------------------------------------------
PRIMARY INSURED (LAST, FIRST, MIDDLE INITIAL)  SEX  STATE OF    STATE OF BIRTH   DATE OF BIRTH   AGE   OCCUPATION    SMOKER
                                                    RESIDENCE                                                        [ ] YES [ ] NO
------------------------------------------------------------------------------------------------------------------------------------
SECOND INSURED
                                                                                                                     [ ] YES [ ] NO
------------------------------------------------------------------------------------------------------------------------------------
PAYOR BENEFIT                       NAME OF PAYOR               POLICY DATE      PLAN OF INSURANCE     RESERVE       SHORT TERM
[ ] PD & D  [ ] Payor Death Only                                                                       BASIS         FROM:
====================================================================================================================================
                                       1ST INSURED                 2ND INSURED
RATING                         -------------------------------------------------------
                                 LIFE   DISABILITY   ADB     LIFE   DISABILITY   ADB
------------------------------------------------------------------------------------------------------------------------------------
Previous insurance in force                                                                  DIS. RATE FOR $1,000 OF BASIC
                                                                                             INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
 Of which we retained                                                                        PREVIOUS CESSION NUMBERS,
                                                                                             IF ANY
------------------------------------------------------------------------------------------------------------------------------------
Insurance now applied for                                                                    MIB CODES BEING REPORTED

------------------------------------------------------------------------------------------------------------------------------------
 Of which we will retain                                                                     IS THIS AN AMENDMENT? [ ] YES  [ ] NO
                                                                                             IF YES, GIVE CESSION NUMBER:
------------------------------------------------------------------------------------------------------------------------------------
Reinsurance this application                                                                 HAS CASE BEEN OFFERED TO OTHER
                                                                                             COMPANIES? [ ] YES  [ ] NO
------------------------------------------------------------------------------------------------------------------------------------
REMARKS:                                                                                            FOR CANCELLATION

                                                                                     [ ] Filed as incomplete
                                                                                     [ ] Policy not placed
                                                                                     [ ] Reinsurance placed elsewhere
                                                                                     [ ] Within our retention
[ ] Pre-notice given to the proposed insured(s) and we have MIB authorization(s).
------------------------------------------------------------------------------------------------------------------------------------
                                                     DO NOT TYPE BELOW THIS LINE
------------------------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT B-1

HO 822 11-92

                                     COPY 1

[PHOENIX HOME LIFE LOGO]                                                                              APPLICATION FOR REINSURANCE

---------------------------------------------------------------------------------------------------------------------------------
PLEASE TYPE                                                                           SEND TO PHOENIX HOME LIFE  APP. PREPARED BY
                                                                                                      , 19
---------------------------------------------------------------------------------------------------------------------------------
CEDING COMPANY                                        NUMBER OF ORIGINAL POLICY     CESSION NUMBER             / / AUTOMATIC
                                                                                                               / / FACULTATIVE
---------------------------------------------------------------------------------------------------------------------------------
PRIMARY INSURED (LAST, FIRST, MIDDLE INITIAL)  SEX    STATE OF    STATE OF BIRTH    DATE OF BIRTH  AGE  OCCUPATION  SMOKER
                                                      RESIDENCE
                                                                                                                    / /YES / / NO
---------------------------------------------------------------------------------------------------------------------------------
SECOND INSURED
                                                                                                                    / /YES / / NO
---------------------------------------------------------------------------------------------------------------------------------
PAYOR BENEFIT                      NAME OF PAYOR                  POLICY DATE       PLAN OF INSURANCE   RESERVE     SHORT TERM
/ / PD & D   / / Payor Death Only                                                                       BASIS       FROM:
---------------------------------------------------------------------------------------------------------------------------------

                                      1ST INSURED                    2ND INSURED
                              --------------------------------------------------------------
RATING                        LIFE     DISABILITY     ADB     LIFE    DISABILITY     ADB
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             DIS. RATE FOR $1,000 OF BASIC
Previous insurance in force                                                                  INSURANCE

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             PREVIOUS CESSION NUMBERS, IF ANY
  Of which we retained

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             MIB CODES BEING REPORTED
Insurance now applied for

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             IS THIS AN AMENDMENT? / / YES / / NO
  Of which we will retain                                                                    IF YES, GIVE CESSION NUMBER:

---------------------------------------------------------------------------------------------------------------------------------

Reinsurance this application                                                                 HAS CASE BEEN OFFERED TO OTHER
                                                                                             COMPANIES?   / / YES / / NO
---------------------------------------------------------------------------------------------------------------------------------

REMARKS:


                                                                                    FOR CANCELLATION
                                                                        / / FILED AS INCOMPLETE
                                                                        / / POLICY NOT PLACED
                                                                        / / REINSURANCE PLACED ELSEWHERE
                                                                        / / WITHIN OUR RETENTION

/ / Pre-notice given to the proposed insured(s) and we have MIB authorization(s).
---------------------------------------------------------------------------------------------------------------------------------

                                                  DO NOT TYPE BELOW THIS LINE
---------------------------------------------------------------------------------------------------------------------------------
  SUBST     TERM OF     PAYOR OR      CO         REEX-      RECAP       REMARKS
  TABLE      REINS.     DIS CODE    NUMBER      TENSION      CODE                              PLAN CODE
----------------------------------------------------------------------                       ------------------------------------

                                                                                               RATING
---------------------------------------------------------------------------------------------------------------------------------

                                POL      AMOUNT    POL  AMOUNT    POL    AMOUNT    POL   AMOUNT     POL   AMOUNT   AGE
                                 YR                 YR            YR               YR                YR           CODE
                               ---------------------------------------------------------------------------------------------

  AMOUNT AT RISK

---------------------------------------------------------------------------------------------------------------------------------
                   DIS RATE/M    DIS                                                                                 FLAT EXTRA
                   -----------   TERM   FLAT EXTRA      FLAT EXTRA      FLAT EXTRA       FLAT EXTRA    FLAT EXTRA  --------------
PAYOR OR DIS GROSS 1ST YR RENL   AGE                                                                                 YRS   PERM
PREM               -------------------------------      ----------      ----------       -----------   ----------  --------------


---------------------------------------------------------------------------------------------------------------------------------
                   ADB RATE/M    ADB
PREMIUM WAIVED     -----------   TERM   LO    HI
                   1ST YR RENL   AGE   POS   POS
-------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------




                                     COPY 2

[PHOENIX HOME LIFE LOGO]                            APPLICATION FOR REINSURANCE


------------------------------------------------------------------------------------------------------------------------------------
PLEASE TYPE                                                                SEND TO PHOENIX HOME LIFE             APP. PREPARED BY
                                                                                        ,19
------------------------------------------------------------------------------------------------------------------------------------
CEDING COMPANY                           NUMBER OF ORIGINAL POLICY                CESSION NUMBER                   / /  AUTOMATIC
                                                                                                                   / /  FACULTATIVE
------------------------------------------------------------------------------------------------------------------------------------
PRIMARY INSURED (LAST, FIRST, MIDDLE INITIAL)  SEX   STATE OF   STATE OF BIRTH    DATE OF BIRTH    AGE    OCCUPATION    SMOKER
                                                     RESIDENCE                                                         / /YES / /NO
------------------------------------------------------------------------------------------------------------------------------------
SECOND INSURED
                                                                                                                       / /YES / /NO
------------------------------------------------------------------------------------------------------------------------------------
PAYOR BENEFIT                      NAME OF PAYOR          POLICY DATE         PLAN OF INSURANCE        RESERVE        SHORT TERM
/ / PD & D   / / Payor Death Only                                                                      BASIS          FROM:
------------------------------------------------------------------------------------------------------------------------------------
                                           1ST INSURED                         2ND INSURED
                                 ------------------------------         ------------------------
RATING                           LIFE       DISABILITY      ADB         LIFE   DISABILITY    ADB
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DIS. RATE FOR $1,000 OF BASIC
Previous insurance in force                                                                      INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PREVIOUS CESSION NUMBERS,
  Of which we retained                                                                           IF ANY
------------------------------------------------------------------------------------------------------------------------------------
Insurance now applied for                                                                        MIB CODES BEING REPORTED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 IS THIS AN AMENDMENT? / /YES / / NO
  Of which we will retain                                                                        IF YES, GIVE CESSION NUMBER:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 HAS CASE BEEN OFFERED TO OTHER
Reinsurance this application                                                                     COMPANIES? / / YES  / / NO
------------------------------------------------------------------------------------------------------------------------------------
REMARKS:


                                                                                                          FOR CANCELLATION
                                                                                                    / / FILED AS INCOMPLETE
                                                                                                    / / POLICY NOT PLACED
                                                                                                    / / REINSURANCE PLACED ELSEWHERE
                                                                                                    / / WITHIN OUR RETENTION
/ / Pre-notice given to the proposed insured(s) and we have MIB authorization(s).


------------------------------------------------------------------------------------------------------------------------------------
                                                        DO NOT TYPE BELOW THIS LINE
------------------------------------------------------------------------------------------------------------------------------------


                                     COPY 3

                                   EXHIBIT C
                          (EFFECTIVE JANUARY 1, 1999)


                        REINSURANCE RATES AND ALLOWANCES


I.    NET AMOUNT AT RISK CALCULATION

     The Net Amount at Risk in any policy year will be the difference between the face amount of life benefit reinsured and the total cash value, taken to the nearest dollar, as of the policy anniversary occurring in that year. When the original policy is issued on a decreasing term plan or on a level term plan with a duration of twenty years or less, the cash values will be disregarded. You will maintain a level retention in all years.

II.  RATES FOR LIFE REINSURANCE

     The YRT Rates (the 1975-80 Basic Select and Ultimate Aggregate Age Nearest Birthday Mortality Table) shown in this Exhibit are annual rates for standard risks and are per $1,000 of the life benefit reinsured. You will pay us these rates multiplied by the following percentages:

     ==========================================================================
         YEAR        PREFERRED        STANDARD        AGGREGATE
                     NONSMOKER       NONSMOKER        NONSMOKER       SMOKER
     --------------------------------------------------------------------------
          1              0%              0%               0%              0%
     Thereafter         37%             56%              46%            109%
     ==========================================================================

     Aggregate Nonsmoker rates are to be used with plans that do not have a Preferred Nonsmoker class. These rates are guaranteed to a maximum reinsured amount of $20,000,000 per life under this Agreement. Amounts in excess of $20,000,000 will be reinsured using rates that are mutually acceptable.

III. POLICY FEE

     No policy fee will be charged.


                                                                   Continued...

                          (EFFECTIVE JANUARY 1, 1999)


IV.  RATES FOR SUBSTANDARD TABLE RATINGS

     For substandard risks issued at table ratings, the standard rate will be multiplied by the appropriate mortality factor:

          ------------------------------     ------------------------------
               Table        Mortality             Table        Mortality
               Rating        Factor               Rating        Factor
          ==============================     ==============================
               1 or A         125%                5 or E         225%
            1 1/2 or AA      137.5%               6 or F         250%
               2 or B         150%                8 or H         300%
            2 1/2 or BB      162.5%              10 or J         350%
               3 or C         175%               12 or L         400%
               4 or D         200%               16 or P         500%
          ------------------------------     ------------------------------

V.   RATES FOR FLAT EXTRA RATINGS

     Substandard risks issued at flat extra ratings will be coinsured. You will pay us the appropriate portion of the flat extra premium charged the insured less the following allowances:

          -----------------------------------------------------------------
                 Duration             First Year        Renewal Years
          =================================================================
            Over Five Years              75%                 10%
            Five Years or Less           10%                 10%
         -----------------------------------------------------------------

VI.  RATES FOR WAIVER OF PREMIUM DISABILITY BENEFIT

     Waiver of Premium Disability Benefits will be coinsured. You will pay us the appropriate portion of the annual Waiver of Premium Disability Benefit premium charged the insured less the following allowances:

                         -----------------------------------
                             First Year     Renewal Years
                         ===================================
                                 75%             10%
                         -----------------------------------


                                                                   Continued...

                            -----------------------
                          (EFFECTIVE JANUARY 1, 1999)

VII.  RATES FOR ACCIDENTAL DEATH BENEFIT

      Accidental Death Benefits are not available under this Agreement.

VIII. PREMIUM TAXES

      We will not reimburse premium taxes for reinsurance ceded under this Agreement.

IX.   RECAPTURE PERIOD

      Recapture will be allowed after 10 years.

X.    CONVERSIONS

      For the purposes of this Agreement, and unless otherwise specifically covered elsewhere, "conversions" will mean continuations, rollovers, exchanges and/or internal replacements.

      a) The rates charged for conversions to plans reinsured under this Agreement will be based on the original issue age of the insured and the current duration of the original policy at the time of the conversion, i.e. point-in-scale basis.

      b) Conversions from plans reinsured under this Agreement to plans reinsured under other Reinsurance Agreements in force between us will be subject to the provisions of the other Agreements, including provisions covering rates, allowances and/or discounts. The rates charged will be based on the original issue age of the insured and the current duration of the original policy, i.e. point-in-scale basis.

      c) Conversions from plans reinsured under this Agreement to plans that we do not reinsure will remain under this Agreement. Rates charged will be the YRT Rates shown in this Exhibit, based on the original issue age of the insured and the current duration of the policy at the time of the conversion, i.e. point-in-scale basis.

                                                                   Continued ...

                             ---------------------
                          (EFFECTIVE JANUARY 1, 1999)

X.   CONVERSIONS - (CONTINUED)

     d) Reinsurance under the provisions of this Agreement will include coverage for conversions of the Step-1 Plan originally issued under Automatic YRT Agreement No. 729 to plans of insurance covered under this Agreement. Such conversions will not be subject to the twenty-five percent quota share set forth in Article II. For Conversions of policies originally ceded on an automatic basis, you shall recapture at the time of conversion the excess of your retention at issue on the policy being converted up to a maximum of the lessor of:

        i)  the full face amount of the policy; or
        ii) your retention at the time of conversion.

        Premiums charges for such conversions will be the premiums set forth in Exhibit C, based on the original issue age of the insured and the current duration of the policy, i.e. point-in-scale basis. You shall also pay to Phoenix Home Life Mutual Insurance Company a recapture charge, which shall be a single premium calculated at the rates set forth in Exhibit C, for an amount equal to the difference between the amount retained by you at issue and the lesser of:

        i)  the full face amount of the policy; or
        ii) your retention at the time of recapture.

        The recapture charge will be payable to Phoenix Home Life Mutual Insurance Company at the time the conversion is reported.

        At the your option, an approximation of the above calculation may be made.

        For facultative business ceded under the provisions of Article III, you will not recapture any insurance at the time of conversion.

                          (EFFECTIVE JANUARY 1, 1999)

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY

                             SELECT & ULTIMATE ART

                               RECAPTURE CHARGES
                     FOR $1,000 RECAPTURES UPON CONVERSION


                                     SMOKER

     YEAR          ISSUE       TO
OF CONVERSION       AGE        30       30-39       40-49       50-59       60+
-------------       ---        --       -----       -----       -----       ---

      1                        .95       1.23        2.28        5.15       8.25
      2                       1.10       1.42        2.64        5.97       9.57
      3                       1.18       1.52        2.82        6.39      10.23
      4                       1.22       1.57        2.91        6.59      10.56
      5                       1.14       1.47        2.73        6.18       9.90
      6                       1.06       1.37        2.55        5.77       9.24
      7                        .91       1.18        2.18        4.94       7.92
      8                        .65        .83        1.55        3.50       5.61
      9                        .23        .29         .55        1.24       1.98


                                   NON-SMOKER

     YEAR          ISSUE
OF CONVERSION       AGE        30       30-39       40-49       50-59       60+
-------------       ---        --       -----       -----       -----       ---

      1                        .53        .69        1.27        2.88       4.62
      2                        .72        .93        1.73        3.91       6.27
      3                        .76        .98        1.82        4.12       6.60
      4                        .76        .98        1.82        4.12       6.60
      5                        .68        .88        1.94        3.71       5.94
      6                        .57        .74        1.37        3.00       4.95
      7                        .46        .59        1.09        2.47       3.96
      8                        .27        .34         .64        1.44       2.31
      9                        .08        .10         .18         .41        .66


                                                                   Continued...

                          (EFFECTIVE JANUARY 1, 1999)

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY

                             SELECT & ULTIMATE ART

                               RECAPTURE CHARGES
                     FOR $1,000 RECAPTURES UPON CONVERSION

                                   PREFERRED

          YEAR         ISSUE
     OF CONVERSION      AGE       30      30-39      40-49      50-59      60+
     -------------      ---       --      -----      -----      -----      ---

           1                      .46       .59       1.09       2.47      3.96
           2                      .61       .78       1.46       3.30      5.28
           3                      .67       .86       1.59       3.61      5.78
           4                      .65       .83       1.55       3.50      5.61
           5                      .61       .78       1.46       3.30      5.28
           6                      .53       .69       1.27       2.88      4.62
           7                      .42       .54       1.00       2.27      3.63
           8                      .27       .34        .64       1.44      2.31
           9                      .08       .10        .18        .41       .66

XI.  EXPERIENCE REFUND

     Reinsurance under this Agreement is not eligible for an Experience Refund.

                                                       Effective January 1, 1999

        1975-80 BASIC SELECT AND ULTIMATE MORTALITY TABLES - FEMALE ANB

Age/Dur          1      2      3      4      5      6      7      8      9
  0            0.93    0.34   0.30   0.27   0.24   0.22   0.20   0.18   0.18
  1            0.34    0.30   0.27   0.24   0.22   0.20   0.18   0.18   0.18
  2            0.28    0.27   0.24   0.22   0.20   0.18   0.18   0.18   0.19
  3            0.24    0.24   0.22   0.20   0.18   0.18   0.18   0.19   0.21
  4            0.22    0.22   0.20   0.18   0.18   0.18   0.19   0.21   0.24
  5            0.20    0.20   0.18   0.18   0.18   0.19   0.21   0.24   0.27
  6            0.19    0.18   0.18   0.18   0.19   0.21   0.24   0.27   0.32
  7            0.17    0.18   0.18   0.19   0.21   0.24   0.27   0.32   0.36
  8            0.16    0.18   0.19   0.21   0.24   0.27   0.32   0.36   0.40
  9            0.16    0.19   0.21   0.24   0.27   0.32   0.36   0.40   0.44
 10            0.16    0.21   0.24   0.27   0.32   0.36   0.40   0.44   0.47
 11            0.17    0.24   0.27   0.32   0.36   0.40   0.44   0.47   0.49
 12            0.18    0.27   0.32   0.36   0.40   0.44   0.47   0.49   0.51
 13            0.21    0.31   0.35   0.38   0.42   0.45   0.47   0.49   0.52
 14            0.25    0.33   0.37   0.40   0.43   0.45   0.47   0.48   0.53
 15            0.28    0.35   0.39   0.41   0.43   0.45   0.46   0.48   0.53
 16            0.32    0.37   0.39   0.41   0.42   0.43   0.45   0.46   0.53
 17            0.36    0.37   0.39   0.40   0.41   0.42   0.43   0.44   0.53
 18            0.36    0.37   0.39   0.40   0.41   0.42   0.43   0.44   0.51
 19            0.36    0.37   0.39   0.40   0.41   0.42   0.43   0.44   0.50
 20            0.35    0.36   0.38   0.39   0.41   0.41   0.43   0.44   0.48
 21            0.34    0.36   0.37   0.39   0.40   0.41   0.43   0.44   0.47
 22            0.32    0.34   0.36   0.38   0.40   0.41   0.43   0.45   0.46
 23            0.32    0.34   0.37   0.39   0.41   0.42   0.45   0.46   0.50
 24            0.31    0.34   0.38   0.40   0.42   0.45   0.46   0.50   0.55
 25            0.31    0.35   0.39   0.41   0.44   0.46   0.50   0.55   0.59
 26            0.30    0.35   0.39   0.43   0.46   0.50   0.55   0.59   0.63
 27            0.30    0.35   0.41   0.45   0.50   0.55   0.59   0.63   0.66
 28            0.31    0.36   0.42   0.48   0.53   0.59   0.63   0.66   0.76
 29            0.32    0.37   0.44   0.51   0.57   0.63   0.66   0.76   0.86
 30            0.33    0.39   0.47   0.54   0.62   0.66   0.76   0.86   0.97
 31            0.35    0.41   0.50   0.59   0.66   0.76   0.86   0.97   1.08
 32            0.38    0.44   0.54   0.65   0.76   0.86   0.97   1.08   1.19
 33            0.39    0.46   0.57   0.69   0.82   0.93   1.07   1.19   1.31
 34            0.41    0.49   0.60   0.74   0.88   1.02   1.18   1.31   1.48
 35            0.43    0.51   0.63   0.79   0.95   1.12   1.30   1.48   1.64
 36            0.45    0.54   0.67   0.85   1.04   1.23   1.43   1.63   1.81
 37            0.48    0.58   0.71   0.92   1.13   1.35   1.56   1.77   1.98
 38            0.51    0.64   0.80   1.04   1.26   1.49   1.70   1.92   2.14
 39            0.55    0.72   0.89   1.16   1.39   1.63   1.85   2.08   2.30
 40            0.60    0.80   1.00   1.28   1.52   1.78   2.01   2.24   2.46
 41            0.65    0.89   1.10   1.41   1.66   1.94   2.17   2.41   2.63
 42            0.70    0.98   1.20   1.54   1.80   2.10   2.33   2.58   2.83
 43            0.76    1.05   1.29   1.63   1.90   2.20   2.45   2.74   3.01
 44            0.81    1.12   1.39   1.71   2.00   2.30   2.59   2.90   3.21
 45            0.86    1.19   1.48   1.79   2.10   2.42   2.73   3.07   3.43


                                                       Effective January 1, 1999


        1975-80 BASIC SELECT AND ULTIMATE MORTALITY TABLES - FEMALE ANB

----------------------------------------------------------------------------------------------------
Age/Dur        1         2         3         4         5         6         7         8         9
----------------------------------------------------------------------------------------------------
     46        0.91      1.26      1.58      1.86      2.22      2.53       2.88      3.28      3.67
----------------------------------------------------------------------------------------------------
     47        0.96      1.33      1.68      1.95      2.34      2.65       3.06      3.49      3.94
----------------------------------------------------------------------------------------------------
     48        1.00      1.39      1.76      2.04      2.45      2.82       3.27      3.76      4.20
----------------------------------------------------------------------------------------------------
     49        1.05      1.46      1.83      2.13      2.58      3.00       3.50      4.04      4.48
----------------------------------------------------------------------------------------------------
     50        1.10      1.53      1.91      2.24      2.72      3.20       3.74      4.35      4.78
----------------------------------------------------------------------------------------------------
     51        1.15      1.60      2.01      2.35      2.86      3.40       4.00      4.68      5.09
----------------------------------------------------------------------------------------------------
     52        1.20      1.68      2.10      2.47      3.01      3.61       4.28      5.03      5.40
----------------------------------------------------------------------------------------------------
     53        1.26      1.76      2.22      2.65      3.23      3.87       4.57      5.34      5.77
----------------------------------------------------------------------------------------------------
     54        1.32      1.85      2.35      2.84      3.47      4.15       4.87      5.65      6.15
----------------------------------------------------------------------------------------------------
     55        1.38      1.93      2.48      3.05      3.72      4.43       5.18      5.97      6.55
----------------------------------------------------------------------------------------------------
     56        1.45      2.02      2.62      3.27      3.97      4.72       5.50      6.29      6.97
----------------------------------------------------------------------------------------------------
     57        1.51      2.11      2.76      3.49      4.24      5.02       5.82      6.62      7.42
----------------------------------------------------------------------------------------------------
     58        1.63      2.29      2.99      3.76      4.54      5.34       6.18      7.03      7.88
----------------------------------------------------------------------------------------------------
     59        1.75      2.48      3.24      4.04      4.85      5.69       6.57      7.46      8.36
----------------------------------------------------------------------------------------------------
     60        1.18      2.68      3.50      4.34      5.18      6.06       6.98      7.93      8.89
----------------------------------------------------------------------------------------------------
     61        2.01      2.90      3.77      4.66      5.54      6.45       7.42      8.43      9.45
----------------------------------------------------------------------------------------------------
     62        2.15      3.12      4.07      5.01      5.93      6.88       7.90      8.97     10.07
----------------------------------------------------------------------------------------------------
     63        2.27      3.27      4.26      5.24      6.21      7.22       8.30      9.49     10.75
----------------------------------------------------------------------------------------------------
     64        2.40      3.43      4.46      5.48      6.50      7.57       8.75     10.07     11.53
----------------------------------------------------------------------------------------------------
     65        2.53      3.59      4.66      5.73      6.80      7.95       9.24     10.72     12.43
----------------------------------------------------------------------------------------------------
     66        2.67      3.76      4.88      5.99      7.12      8.37       9.80     11.47     13.45
----------------------------------------------------------------------------------------------------
     67        2.82      3.94      5.10      6.27      7.48      8.85      10.43     12.32     14.61
----------------------------------------------------------------------------------------------------
     68        3.06      4.28      5.56      6.87      8.23      9.79      11.60     13.76     16.38
----------------------------------------------------------------------------------------------------
     69        3.33      4.67      6.09      7.56      9.11     10.89      12.95     15.42     18.41
----------------------------------------------------------------------------------------------------
     70        3.63      5.11      6.70      8.36     10.13     12.16      14.52     17.34     20.73
----------------------------------------------------------------------------------------------------
     71        5.01      7.70     10.44     13.52     16.24     19.36      24.15     28.95     35.02
----------------------------------------------------------------------------------------------------
     72        6.01      8.87     12.38     15.87     19.26     23.05      28.68     34.23     41.07
----------------------------------------------------------------------------------------------------
     73        7.20     10.35     14.68     18.73     22.84     27.42      33.97     40.33     47.96
----------------------------------------------------------------------------------------------------
     74        8.63     12.39     17.32     22.10     27.06     32.52      40.08     47.30     55.76
----------------------------------------------------------------------------------------------------
     75       10.32     14.81     20.43     26.07     31.97     38.41      47.07     55.20     64.51
----------------------------------------------------------------------------------------------------
     76       12.34     17.69     24.09     30.69     37.65     45.16      55.01     64.10     74.28
----------------------------------------------------------------------------------------------------
     77       14.74     20.71     28.36     36.01     44.13     52.83      63.96     74.06     85.13
----------------------------------------------------------------------------------------------------
     78       17.58     24.64     33.26     42.08     51.48     61.48      73.98     85.13     93.91
----------------------------------------------------------------------------------------------------
     79       21.12     29.19     38.86     48.95     59.76     71.17      85.13     93.91    103.24
----------------------------------------------------------------------------------------------------
     80       25.23     34.42     45.19     56.66     69.02     81.96      93.91    103.24    113.12
----------------------------------------------------------------------------------------------------
     81       29.98     40.36     52.30     65.27     79.31     93.91     103.24    113.12    123.55
----------------------------------------------------------------------------------------------------
     82       35.39     47.07     60.24     74.83     90.70    103.24     113.12    123.55    134.53
----------------------------------------------------------------------------------------------------
     83       41.53     54.60     69.05     85.39    103.24    113.12     123.55    134.53    146.06
----------------------------------------------------------------------------------------------------
     84       49.99     63.00     78.78     97.00    113.12    123.55     134.53    146.06    158.14
----------------------------------------------------------------------------------------------------
     85       59.59     74.19     89.47    109.70    123.55    134.53     146.06    158.14    170.77
----------------------------------------------------------------------------------------------------
     86       70.43     84.66    101.18    123.55    134.53    146.06     158.14    170.77    183.95
----------------------------------------------------------------------------------------------------
     87       82.59     97.28    113.94    134.53    146.06    158.14     170.77    183.95    197.68
----------------------------------------------------------------------------------------------------
     88       96.15    111.20    127.80    146.06    158.14    170.77     183.95    197.68    211.96
----------------------------------------------------------------------------------------------------
     89      105.02    121.08    138.76    158.14    170.77    183.95     197.68    211.96    226.79
----------------------------------------------------------------------------------------------------
     90      114.35    131.45    150.23    170.77    183.95    197.68     211.96    226.79    242.17
----------------------------------------------------------------------------------------------------

                                                       Effective January 1, 1999


        1975-80 BASIC SELECT AND ULTIMATE MORTALITY TABLES - FEMALE ANB

------------------------------------------------------------------------------------------
                                                                          Ultimate
Age/Dur        10        11         12         13       14        15        Rate      Age
------------------------------------------------------------------------------------------
    0          0.18      0.19      0.21      0.24      0.27      0.32       0.36       15
------------------------------------------------------------------------------------------
    1          0.19      0.21      0.24      0.27      0.32      0.36       0.40       16
------------------------------------------------------------------------------------------
    2          0.21      0.24      0.27      0.32      0.36      0.40       0.44       17
------------------------------------------------------------------------------------------
    3          0.24      0.27      0.32      0.36      0.40      0.44       0.47       18
------------------------------------------------------------------------------------------
    4          0.27      0.32      0.36      0.40      0.44      0.47       0.49       19
------------------------------------------------------------------------------------------
    5          0.32      0.36      0.40      0.44      0.47      0.49       0.51       20
------------------------------------------------------------------------------------------
    6          0.36      0.40      0.44      0.47      0.49      0.51       0.52       21
------------------------------------------------------------------------------------------
    7          0.40      0.44      0.47      0.49      0.51      0.52       0.53       22
------------------------------------------------------------------------------------------
    8          0.44      0.47      0.49      0.51      0.52      0.53       0.53       23
------------------------------------------------------------------------------------------
    9          0.47      0.49      0.51      0.52      0.53      0.53       0.53       24
------------------------------------------------------------------------------------------
    10         0.49      0.51      0.52      0.53      0.53      0.53       0.53       25
------------------------------------------------------------------------------------------
    11         0.51      0.52      0.53      0.53      0.53      0.53       0.53       26
------------------------------------------------------------------------------------------
    12         0.52      0.53      0.53      0.53      0.53      0.53       0.53       27
------------------------------------------------------------------------------------------
    13         0.53      0.53      0.53      0.53      0.53      0.53       0.53       28
------------------------------------------------------------------------------------------
    14         0.53      0.53      0.53      0.53      0.53      0.53       0.54       29
------------------------------------------------------------------------------------------
    15         0.53      0.53      0.53      0.53      0.53      0.54       0.55       30
------------------------------------------------------------------------------------------
    16         0.53      0.53      0.53      0.53      0.54      0.55       0.58       31
------------------------------------------------------------------------------------------
    17         0.53      0.53      0.53      0.54      0.55      0.58       0.61       32
------------------------------------------------------------------------------------------
    18         0.52      0.53      0.54      0.55      0.58      0.61       0.65       33
------------------------------------------------------------------------------------------
    19         0.50      0.54      0.55      0.58      0.61      0.65       0.70       34
------------------------------------------------------------------------------------------
    20         0.50      0.55      0.58      0.61      0.65      0.70       0.77       35
------------------------------------------------------------------------------------------
    21         0.49      0.58      0.61      0.65      0.7       0.77       0.84       36
------------------------------------------------------------------------------------------
    22         0.50      0.61      0.65      0.70      0.77      0.84       0.93       37
------------------------------------------------------------------------------------------
    23         0.55      0.65      0.70      0.77      0.84      0.93       1.03       38
------------------------------------------------------------------------------------------
    24         0.59      0.70      0.77      0.84      0.93      1.03       1.15       39
------------------------------------------------------------------------------------------
    25         0.63      0.77      0.84      0.93      1.03      1.15       1.29       40
------------------------------------------------------------------------------------------
    26         0.69      0.84      0.93      1.03      1.15      1.29       1.45       41
------------------------------------------------------------------------------------------
    27         0.76      0.93      1.03      1.15      1.29      1.45       1.62       42
------------------------------------------------------------------------------------------
    28         0.86      1.03      1.15      1.29      1.45      1.62       1.79       43
------------------------------------------------------------------------------------------
    29         0.97      1.15      1.29      1.45      1.62      1.79       1.96       44
------------------------------------------------------------------------------------------
    30         1.08      1.29      1.45      1.62      1.79      1.96       2.14       45
------------------------------------------------------------------------------------------
    31         1.19      1.45      1.62      1.79      1.96      2.14       2.33       46
------------------------------------------------------------------------------------------
    32         1.31      1.62      1.79      1.96      2.14      2.33       2.52       47
------------------------------------------------------------------------------------------
    33         1.48      1.77      1.94      2.12      2.33      2.52       2.72       48
------------------------------------------------------------------------------------------
    34         1.64      1.92      2.10      2.30      2.51      2.72       2.93       49
------------------------------------------------------------------------------------------
    35         1.81      2.07      2.27      2.46      2.71      2.92       3.17       50
------------------------------------------------------------------------------------------
    36         2.00      2.23      2.43      2.64      2.92      3.16       3.43       51
------------------------------------------------------------------------------------------
    37         2.19      2.39      2.60      2.82      3.15      3.42       3.71       52
------------------------------------------------------------------------------------------
    38         2.35      2.56      2.78      3.02      3.38      3.66       4.04       53
------------------------------------------------------------------------------------------
    39         2.52      2.74      2.98      3.23      3.62      3.94       4.40       54
------------------------------------------------------------------------------------------
    40         2.69      2.94      3.19      3.46      3.91      4.25       4.80       55
------------------------------------------------------------------------------------------
    41         2.89      3.15      3.42      3.72      4.23      4.58       5.23       56
------------------------------------------------------------------------------------------
    42         3.10      3.38      3.69      4.01      4.57      4.94       5.70       57
------------------------------------------------------------------------------------------
    43         3.31      3.64      3.98      4.34      4.94      5.37       6.22       58
------------------------------------------------------------------------------------------
    44         3.55      3.92      4.30      4.69      5.37      5.85       6.78       59
------------------------------------------------------------------------------------------
    45         3.82      4.23      4.64      5.07      5.83      6.36       7.37       60
------------------------------------------------------------------------------------------

                                                       Effective January 1, 1999


        1975-80 BASIC SELECT AND ULTIMATE MORTALITY TABLES - FEMALE ANB

--------------------------------------------------------------------------------------------
                                                                          Ultimate
Age/Dur         10         11        12        13        14        15       Rate      Age
--------------------------------------------------------------------------------------------
     46         4.11      4.55      5.01      5.49      6.32      6.89       8.00     61
--------------------------------------------------------------------------------------------
     47         4.41      4.90      5.41      5.94      6.84      7.46       8.67     62
--------------------------------------------------------------------------------------------
     48         4.70      5.23      5.77      6.31      7.25      7.88       9.38     63
--------------------------------------------------------------------------------------------
     49         5.02      5.57      6.13      6.70      7.67      8.30      10.15     64
--------------------------------------------------------------------------------------------
     50         5.34      5.92      6.50      7.09      8.09      8.75      10.99     65
--------------------------------------------------------------------------------------------
     51         5.67      6.28      6.88      7.49      8.53      9.21      11.91     66
--------------------------------------------------------------------------------------------
     52         6.01      6.64      7.27      7.91      9.00      9.70      12.92     67
--------------------------------------------------------------------------------------------
     53         6.41      7.05      7.75      8.47      9.68     10.50      14.03     68
--------------------------------------------------------------------------------------------
     54         6.81      7.49      8.26      9.07     10.43     11.37      15.25     69
--------------------------------------------------------------------------------------------
     55         7.25      7.96      8.81      9.72     11.24     12.33      16.63     70
--------------------------------------------------------------------------------------------
     56         7.71      8.46      9.40     10.43     12.13     13.41      18.21     71
--------------------------------------------------------------------------------------------
     57         8.21      9.00     10.04     11.20     13.13     14.65      20.04     72
--------------------------------------------------------------------------------------------
     58         8.71      9.76     10.86     12.11     14.18     15.84      22.17     73
--------------------------------------------------------------------------------------------
     59         9.25     10.60     11.79     13.14     15.40     17.21      24.65     74
--------------------------------------------------------------------------------------------
     60         9.83     11.55     12.85     14.33     16.80     18.78      27.53     75
--------------------------------------------------------------------------------------------
     61        10.47     12.64     14.08     15.70     18.42     20.59      30.86     76
--------------------------------------------------------------------------------------------
     62        11.19     13.90     15.50     17.30     20.28     22.64      34.69     77
--------------------------------------------------------------------------------------------
     63        12.11     15.04     16.80     18.79     22.08     24.73      39.07     78
--------------------------------------------------------------------------------------------
     64        13.17     16.34     18.28     20.47     24.09     27.05      44.00     79
--------------------------------------------------------------------------------------------
     65        14.38     17.83     19.94     22.34     26.30     29.55      49.48     80
--------------------------------------------------------------------------------------------
     66        15.78     19.51     21.81     24.41     28.69     32.20      55.51     81
--------------------------------------------------------------------------------------------
     67        17.37     21.40     23.87     26.64     31.21     34.98      62.09     82
--------------------------------------------------------------------------------------------
     68        19.53     23.87     26.64     29.96     34.98     39.13      69.22     83
--------------------------------------------------------------------------------------------
     69        21.99     26.64     29.96     33.61     39.13     43.62      76.90     84
--------------------------------------------------------------------------------------------
     70        24.77     29.96     33.61     37.59     43.62     48.46      85.13     85
--------------------------------------------------------------------------------------------
     71        41.07     47.96     55.76     64.57     74.44     85.13      93.91     86
--------------------------------------------------------------------------------------------
     72        47.96     55.76     64.51     74.32     85.13     93.91     103.24     87
--------------------------------------------------------------------------------------------
     73        55.76     64.51     74.28     85.13     93.91    103.24     113.12     88
--------------------------------------------------------------------------------------------
     74        64.51     74.28     85.13     93.91    103.24    113.12     123.55     89
--------------------------------------------------------------------------------------------
     75        74.28     85.13     93.91    103.24    113.12    123.55     134.53     90
--------------------------------------------------------------------------------------------
     76        85.13     93.91    103.24    113.12    123.55    134.53     146.06     91
--------------------------------------------------------------------------------------------
     77        93.91    103.24    113.12    123.55    134.53    146.06     158.14     92
--------------------------------------------------------------------------------------------
     78       103.24    113.12    123.55    134.53    146.06    158.14     170.77     93
--------------------------------------------------------------------------------------------
     79       113.12    123.55    134.53    146.06    158.14    170.77     183.95     94
--------------------------------------------------------------------------------------------
     80       123.55    134.53    146.06    158.14    170.77    183.95     197.68     95
--------------------------------------------------------------------------------------------
     81       134.53    146.06    158.14    170.77    183.95    197.68     211.96     96
--------------------------------------------------------------------------------------------
     82       146.06    158.14    170.77    183.95    197.68    211.96     226.79     97
--------------------------------------------------------------------------------------------
     83       158.14    170.77    183.95    197.68    211.96    226.79     242.17     98
--------------------------------------------------------------------------------------------
     84       170.77    183.95    197.68    211.96    226.79    242.17     258.10     99
--------------------------------------------------------------------------------------------
     85       183.95    197.68    211.96    226.79    242.17    258.10     274.58    100
--------------------------------------------------------------------------------------------
     86       197.68    211.96    226.79    242.17    258.10    274.58     291.61    101
--------------------------------------------------------------------------------------------
     87       211.96    226.79    242.17    258.10    274.58    291.61     309.19    102
--------------------------------------------------------------------------------------------
     88       226.79    242.17    258.10    274.58    291.61    309.19     327.32    103
--------------------------------------------------------------------------------------------
     89       242.17    258.10    274.58    291.61    309.19    327.32     346.00    104
--------------------------------------------------------------------------------------------
     90       258.10    274.58    291.61    309.19    327.32    346.00     365.23    105
--------------------------------------------------------------------------------------------

                                                       Effective January 1, 1999

         1975-80 BASIC SELECT AND ULTIMATE MORTALITY TABLES - MALE ANB

Age/Dur          1      2      3      4      5      6      7      8      9
  0            1.23    0.74   0.48   0.43   0.38   0.34   0.33   0.29   0.27
  1            0.49    0.47   0.42   0.36   0.28   0.23   0.22   0.22   0.24
  2            0.35    0.37   0.33   0.28   0.23   0.22   0.21   0.24   0.24
  3            0.35    0.29   0.25   0.23   0.22   0.2    0.22   0.24   0.27
  4            0.29    0.25   0.23   0.22   0.20   0.22   0.24   0.27   0.30
  5            0.25    0.23   0.22   0.20   0.22   0.24   0.27   0.30   0.36
  6            0.23    0.22   0.20   0.22   0.24   0.27   0.30   0.36   0.50
  7            0.19    0.20   0.22   0.24   0.27   0.30   0.35   0.50   0.66
  8            0.18    0.21   0.21   0.27   0.29   0.35   0.50   0.66   0.87
  9            0.19    0.20   0.24   0.29   0.35   0.50   0.66   0.87   1.05
 10            0.18    0.22   0.27   0.35   0.50   0.66   0.87   1.05   1.13
 11            0.20    0.25   0.34   0.50   0.66   0.87   1.05   1.13   1.19
 12            0.23    0.32   0.50   0.66   0.87   1.05   1.13   1.19   1.23
 13            0.30    0.46   0.63   0.87   1.05   1.12   1.19   1.22   1.24
 14            0.44    0.59   0.87   1.05   1.12   1.17   1.22   1.23   1.23
 15            0.58    0.87   1.05   1.12   1.17   1.21   1.23   1.22   1.20
 16            0.87    1.05   1.12   1.17   1.21   1.20   1.21   1.19   1.16
 17            1.05    1.12   1.17   1.21   1.2    1.18   1.18   1.15   1.11
 18            1.03    1.10   1.13   1.15   1.14   1.11   1.11   1.07   1.04
 19            1.00    1.05   1.06   1.07   1.05   1.04   1.02   0.98   0.96
 20            0.93    0.97   0.97   0.97   0.97   0.95   0.93   0.90   0.90
 21            0.84    0.87   0.87   0.87   0.87   0.86   0.85   0.83   0.85
 22            0.73    0.76   0.76   0.76   0.77   0.77   0.77   0.77   0.80
 23            0.73    0.76   0.75   0.75   0.75   0.76   0.77   0.77   0.80
 24            0.73    0.74   0.73   0.73   0.74   0.76   0.77   0.78   0.82
 25            0.72    0.72   0.72   0.72   0.74   0.76   0.77   0.79   0.84
 26            0.70    0.70   0.71   0.72   0.73   0.76   0.78   0.82   0.88
 27            0.68    0.68   0.70   0.71   0.73   0.77   0.81   0.86   0.92
 28            0.66    0.68   0.71   0.73   0.76   0.81   0.86   0.92   1.00
 29            0.65    0.68   0.73   0.76   0.81   0.86   0.92   1.00   1.08
 30            0.64    0.68   0.76   0.81   0.86   0.92   1.00   1.08   1.17
 31            0.63    0.69   0.79   0.86   0.92   1.00   1.08   1.17   1.28
 32            0.63    0.71   0.84   0.92   1.00   1.08   1.17   1.28   1.40
 33            0.63    0.72   0.88   0.98   1.08   1.17   1.28   1.40   1.58
 34            0.63    0.73   0.93   1.05   1.17   1.28   1.40   1.58   1.78
 35            0.63    0.76   0.99   1.14   1.28   1.40   1.58   1.78   2.01
 36            0.65    0.79   1.06   1.25   1.40   1.58   1.78   2.01   2.24
 37            0.67    0.84   1.15   1.37   1.58   1.78   2.01   2.24   2.53
 38            0.70    0.89   1.23   1.47   1.70   1.91   2.16   2.41   2.72
 39            0.74    0.95   1.33   1.59   1.83   2.07   2.33   2.60   2.93
 40            0.79    1.02   1.45   1.73   2.00   2.23   2.51   2.79   3.13
 41            0.85    1.11   1.59   1.90   2.17   2.42   2.70   2.98   3.33
 42            0.92    1.22   1.76   2.09   2.37   2.62   2.89   3.18   3.52
 43            0.99    1.37   1.92   2.30   2.61   2.88   3.18   3.47   3.83
 44            1.08    1.53   2.11   2.52   2.86   3.17   3.47   3.79   4.17
 45            1.17    1.72   2.31   2.75   3.13   3.47   3.79   4.14   4.56


                                                       Effective January 1, 1999


         1975-80 BASIC SELECT AND ULTIMATE MORTALITY TABLES - MALE ANB

----------------------------------------------------------------------------------------------------
Age/Dur         1         2         3         4         5         6         7         8         9
----------------------------------------------------------------------------------------------------
     46        1.28      1.94      2.51      3.00      3.40      3.78       4.14      4.56      4.91
----------------------------------------------------------------------------------------------------
     47        1.39      2.17      2.73      3.25      3.69      4.13       4.56      4.89      5.31
----------------------------------------------------------------------------------------------------
     48        1.49      2.27      2.84      3.40      3.90      4.38       4.87      5.28      5.80
----------------------------------------------------------------------------------------------------
     49        1.60      2.35      2.95      3.54      4.09      4.62       5.18      5.70      6.33
----------------------------------------------------------------------------------------------------
     50        1.70      2.42      3.04      3.66      4.29      4.87       5.51      6.15      6.93
----------------------------------------------------------------------------------------------------
     51        1.80      2.48      3.12      3.77      4.47      5.12       5.86      6.65      7.59
----------------------------------------------------------------------------------------------------
     52        1.90      2.52      3.17      3.85      4.65      5.38       6.12      7.20      8.32
----------------------------------------------------------------------------------------------------
     53        2.06      2.75      3.46      4.23      5.08      5.90       6.84      7.89      9.11
----------------------------------------------------------------------------------------------------
     54        2.23      2.99      3.78      4.64      5.57      6.47       7.52      8.66      9.96
----------------------------------------------------------------------------------------------------
     55        2.41      3.27      4.12      5.10      6.11      7.11       8.27      9.50     10.86
----------------------------------------------------------------------------------------------------
     56        2.61      3.56      4.51      5.61      6.71      7.83       9.09     10.38     11.83
----------------------------------------------------------------------------------------------------
     57        2.82      3.89      4.94      6.18      7.38      8.60       9.96     11.33     12.87
----------------------------------------------------------------------------------------------------
     58        2.96      4.13      5.44      6.74      8.10      9.20      10.59     12.05     13.66
----------------------------------------------------------------------------------------------------
     59        3.10      4.37      6.00      7.34      8.87      9.82      11.23     12.79     14.47
----------------------------------------------------------------------------------------------------
     60        3.23      4.63      6.61      7.97      9.71     10.46      11.89     13.57     15.32
----------------------------------------------------------------------------------------------------
     61        3.37      4.89      7.26      8.64     10.46     11.59      12.58     14.38     16.18
----------------------------------------------------------------------------------------------------
     62        3.50      5.14      7.97      9.36     11.59     11.83      13.29     15.21     17.05
----------------------------------------------------------------------------------------------------
     63        3.89      5.77      8.74     10.48     11.83     13.29      15.21     17.05     20.11
----------------------------------------------------------------------------------------------------
     64        4.32      6.47      9.57     11.73     13.29     15.21      17.05     20.11     22.42
----------------------------------------------------------------------------------------------------
     65        4.80      7.26     10.50     13.13     15.21     17.05      20.11     22.42     25.79
----------------------------------------------------------------------------------------------------
     66        5.32      8.14     11.51     14.69     17.05     20.11      22.42     25.79     28.61
----------------------------------------------------------------------------------------------------
     67        5.91      9.12     12.62     16.42     20.11     22.42      25.79     28.69     32.93
----------------------------------------------------------------------------------------------------
     68        6.51     10.04     13.89     18.04     22.04     24.54      28.23     31.44     34.47
----------------------------------------------------------------------------------------------------
     69        7.17     11.05     15.25     19.76     24.12     26.87      30.94     34.47     37.82
----------------------------------------------------------------------------------------------------
     70        7.89     12.14     16.72     21.64     26.41     29.44      33.92     37.82     41.49
----------------------------------------------------------------------------------------------------
     71        9.53     14.60     19.60     24.97     29.44     34.32      41.78     48.80     57.45
----------------------------------------------------------------------------------------------------
     72       11.40     16.64     22.87     28.77     34.15     39.89      48.34     56.16     65.58
----------------------------------------------------------------------------------------------------
     73       13.52     19.13     26.61     33.20     39.52     46.21      55.72     64.40     74.61
----------------------------------------------------------------------------------------------------
     74       15.94     22.46     30.70     38.25     45.60     53.35      64.01     73.58     84.52
----------------------------------------------------------------------------------------------------
     75       18.71     26.26     35.35     43.95     52.45     61.35      73.23     83.67     95.39
----------------------------------------------------------------------------------------------------
     76       21.88     30.62     40.61     50.35     60.12     70.26      83.39     94.78    107.62
----------------------------------------------------------------------------------------------------
     77       25.51     34.90     46.52     57.51     68.66     80.09      94.57    107.29    121.31
----------------------------------------------------------------------------------------------------
     78       29.63     40.42     53.12     65.47     78.04     90.90     107.18    121.31    132.05
----------------------------------------------------------------------------------------------------
     79       34.65     46.62     60.45     74.20     88.36    103.10     121.31    132.05    143.63
----------------------------------------------------------------------------------------------------
     80       40.30     53.54     68.50     83.78     99.99    116.79     132.05    143.63    156.05
----------------------------------------------------------------------------------------------------
     81       46.63     61.18     77.33     94.56    113.02    132.05     143.63    156.05    169.12
----------------------------------------------------------------------------------------------------
     82       53.65     69.60     87.27    106.64    127.54    143.63     156.05    169.12    182.61
----------------------------------------------------------------------------------------------------
     83       61.41     79.10     98.40    120.07    143.63    156.05     169.12    182.61    196.52
----------------------------------------------------------------------------------------------------
     84       72.42     89.77    110.78    134.94    156.05    169.12     182.61    196.52    210.85
----------------------------------------------------------------------------------------------------
     85       84.92    104.32    124.48    151.33    169.12    182.61     196.52    210.85    225.60
----------------------------------------------------------------------------------------------------
     86       99.04    117.78    139.58    169.12    182.61    196.52     210.85    225.60    240.77
----------------------------------------------------------------------------------------------------
     87      114.90    134.20    155.97    182.61    196.52    210.85     225.60    240.77    256.36
----------------------------------------------------------------------------------------------------
     88      132.64    152.21    173.48    196.52    210.85    225.60     240.77    256.36    272.37
----------------------------------------------------------------------------------------------------
     89      143.75    164.35    186.69    210.85    225.60    240.77     256.36    272.37    288.80
----------------------------------------------------------------------------------------------------
     90      155.22    176.87    200.31    225.60    240.77    256.36     272.37    288.80    305.65
----------------------------------------------------------------------------------------------------

                                                       Effective January 1, 1999


        1975-80 BASIC SELECT AND ULTIMATE MORTALITY TABLES - MALE ANB

--------------------------------------------------------------------------------------------
                                                                          Ultimate
Age/Dur         10         11        12        13        14        15       Rate      Age
--------------------------------------------------------------------------------------------
     0          0.27      0.25      0.28      0.31      0.38      0.54      0.68      15
--------------------------------------------------------------------------------------------
     1          0.24      0.27      0.30      0.38      0.54      0.68      1.01      16
--------------------------------------------------------------------------------------------
     2          0.27      0.30      0.37      0.54      0.68      1.01      1.14      17
--------------------------------------------------------------------------------------------
     3          0.30      0.37      0.53      0.68      1.01      1.14      1.22      18
--------------------------------------------------------------------------------------------
     4          0.36      0.52      0.66      0.99      1.11      1.22      1.31      19
--------------------------------------------------------------------------------------------
     5          0.50      0.66      0.96      1.09      1.16      1.31      1.37      20
--------------------------------------------------------------------------------------------
     6          0.66      0.94      1.07      1.14      1.21      1.37      1.40      21
--------------------------------------------------------------------------------------------
     7          0.87      1.05      1.13      1.19      1.23      1.40      1.41      22
--------------------------------------------------------------------------------------------
     8          1.05      1.13      1.19      1.23      1.30      1.39      1.40      23
--------------------------------------------------------------------------------------------
     9          1.13      1.19      1.23      1.30      1.35      1.36      1.38      24
--------------------------------------------------------------------------------------------
    10          1.19      1.23      1.30      1.35      1.36      1.32      1.34      25
--------------------------------------------------------------------------------------------
    11          1.23      1.30      1.35      1.36      1.30      1.27      1.29      26
--------------------------------------------------------------------------------------------
    12          1.30      1.35      1.36      1.30      1.25      1.20      1.24      27
--------------------------------------------------------------------------------------------
    13          1.28      1.31      1.30      1.25      1.20      1.16      1.20      28
--------------------------------------------------------------------------------------------
    14          1.24      1.26      1.25      1.19      1.16      1.13      1.17      29
--------------------------------------------------------------------------------------------
    15          1.20      1.19      1.18      1.13      1.12      1.11      1.14      30
--------------------------------------------------------------------------------------------
    16          1.14      1.12      1.12      1.09      1.09      1.09      1.12      31
--------------------------------------------------------------------------------------------
    17          1.07      1.05      1.06      1.05      1.06      1.08      1.11      32
--------------------------------------------------------------------------------------------
    18          1.01      1.00      1.02      1.01      1.03      1.07      1.12      33
--------------------------------------------------------------------------------------------
    19          0.95      0.97      0.97      0.98      1.01      1.07      1.14      34
--------------------------------------------------------------------------------------------
    20          0.91      0.93      0.94      0.96      1.01      1.08      1.17      35
--------------------------------------------------------------------------------------------
    21          0.86      0.90      0.92      0.96      1.02      1.11      1.22      36
--------------------------------------------------------------------------------------------
    22          0.83      0.88      0.91      0.96      1.04      1.15      1.28      37
--------------------------------------------------------------------------------------------
    23          0.84      0.90      0.94      1.00      1.10      1.21      1.36      38
--------------------------------------------------------------------------------------------
    24          0.87      0.93      0.97      1.05      1.17      1.29      1.45      39
--------------------------------------------------------------------------------------------
    25          0.90      0.96      1.03      1.12      1.25      1.38      1.56      40
--------------------------------------------------------------------------------------------
    26          0.95      1.02      1.09      1.20      1.35      1.49      1.70      41
--------------------------------------------------------------------------------------------
    27          1.01      1.08      1.17      1.30      1.47      1.63      1.87      42
--------------------------------------------------------------------------------------------
    28          1.08      1.17      1.28      1.42      1.61      1.81      2.07      43
--------------------------------------------------------------------------------------------
    29          1.17      1.28      1.42      1.58      1.81      2.03      2.31      44
--------------------------------------------------------------------------------------------
    30          1.28      1.42      1.58      1.81      2.03      2.26      2.58      45
--------------------------------------------------------------------------------------------
    31          1.42      1.58      1.81      2.03      2.26      2.53      2.89      46
--------------------------------------------------------------------------------------------
    32          1.58      1.81      2.03      2.26      2.53      2.83      3.24      47
--------------------------------------------------------------------------------------------
    33          1.78      2.01      2.25      2.53      2.83      3.17      3.61      48
--------------------------------------------------------------------------------------------
    34          2.01      2.24      2.53      2.81      3.16      3.54      4.02      49
--------------------------------------------------------------------------------------------
    35          2.24      2.53      2.8       3.13      3.52      3.94      4.45      50
--------------------------------------------------------------------------------------------
    36          2.53      2.80      3.10      3.48      3.91      4.36      4.92      51
--------------------------------------------------------------------------------------------
    37          2.80      3.08      3.43      3.86      4.32      4.82      5.44      52
--------------------------------------------------------------------------------------------
    38          3.04      3.35      3.76      4.25      4.78      5.33      6.00      53
--------------------------------------------------------------------------------------------
    39          3.27      3.64      4.10      4.67      5.28      5.88      6.61      54
--------------------------------------------------------------------------------------------
    40          3.51      3.94      4.47      5.13      5.82      6.48      7.27      55
--------------------------------------------------------------------------------------------
    41          3.75      4.24      4.86      5.62      6.41      7.12      8.01      56
--------------------------------------------------------------------------------------------
    42          3.99      4.57      5.28      6.15      7.05      7.85      8.82      57
--------------------------------------------------------------------------------------------
    43          4.33      4.96      5.71      6.63      7.61      8.50      9.73      58
--------------------------------------------------------------------------------------------
    44          4.70      5.37      6.16      7.16      8.20      9.22     10.75      59
--------------------------------------------------------------------------------------------
    45          5.08      5.80      6.66      7.73      8.85     10.02     11.89      60
--------------------------------------------------------------------------------------------

                                                      Effective January 1, 1999

         1975-80 BASIC SELECT AND ULTIMATE MORTALITY TABLES - MALE ANB

-------------------------------------------------------------------------------------------------------------
                                                                                        Ultimate
     Age/Dur       10          11          12          13          14         15          Rate       Age
-------------------------------------------------------------------------------------------------------------
      46           5.48        6.28        7.19        8.35        9.56       10.89       13.17       61
-------------------------------------------------------------------------------------------------------------
      47           5.93        6.79        7.78        9.03       10.34       11.85       14.57       62
-------------------------------------------------------------------------------------------------------------
      48           6.49        7.53        8.64        9.94       11.30       12.79       16.07       63
-------------------------------------------------------------------------------------------------------------
      49           7.12        8.36        9.60       10.96       12.32       13.75       17.71       64
-------------------------------------------------------------------------------------------------------------
      50           7.83        9.30       10.69       12.06       13.40       14.77       19.50       65
-------------------------------------------------------------------------------------------------------------
      51           8.61       10.35       11.89       13.24       14.56       15.83       21.47       66
-------------------------------------------------------------------------------------------------------------
      52           9.48       11.51       13.18       14.52       15.80       16.96       23.65       67
-------------------------------------------------------------------------------------------------------------
      53          10.43       12.63       14.52       15.80       16.96       19.16       26.05       68
-------------------------------------------------------------------------------------------------------------
      54          11.44       13.85       15.80       16.96       19.16       21.62       28.69       69
-------------------------------------------------------------------------------------------------------------
      55          12.54       15.17       16.96       19.16       21.62       24.39       31.57       70
-------------------------------------------------------------------------------------------------------------
      56          13.73       16.62       19.16       21.62       24.39       27.47       34.68       71
-------------------------------------------------------------------------------------------------------------
      57          15.03       18.21       21.36       24.39       27.15       30.87       38.00       72
-------------------------------------------------------------------------------------------------------------
      58          15.94       19.22       22.43       25.64       28.58       32.76       41.60       73
-------------------------------------------------------------------------------------------------------------
      59          16.88       20.25       23.49       26.85       29.94       34.70       45.54       74
-------------------------------------------------------------------------------------------------------------
      60          17.85       21.28       24.48       27.97       31.28       36.71       49.90       75
-------------------------------------------------------------------------------------------------------------
      61          18.82       22.26       25.39       29.04       32.61       38.82       54.71       76
-------------------------------------------------------------------------------------------------------------
      62          19.77       23.18       26.21       30.06       33.93       41.03       60.03       77
-------------------------------------------------------------------------------------------------------------
      63          22.42       25.79       28.87       33.14       37.75       44.66       65.85       78
-------------------------------------------------------------------------------------------------------------
      64          25.79       28.69       32.93       36.55       42.02       48.60       72.18       79
-------------------------------------------------------------------------------------------------------------
      65          28.69       32.93       35.12       40.34       46.75       52.83       79.02       80
-------------------------------------------------------------------------------------------------------------
      66          32.93       34.69       38.78       44.51       51.97       57.68       86.36       81
-------------------------------------------------------------------------------------------------------------
      67          34.47       38.42       42.80       49.08       57.68       62.18       94.12       82
-------------------------------------------------------------------------------------------------------------
      68          37.82       42.14       46.91       53.73       62.18       67.77      102.35       83
-------------------------------------------------------------------------------------------------------------
      69          41.49       46.20       51.36       58.72       67.77       73.69      111.41       84
-------------------------------------------------------------------------------------------------------------
      70          45.48       50.57       56.13       64.00       73.69       80.22      121.31       85
-------------------------------------------------------------------------------------------------------------
      71          65.58       74.61       84.52       95.47       107.84     121.31      132.05       86
-------------------------------------------------------------------------------------------------------------
      72          74.61       84.52       95.39      107.67      121.31      132.05      143.63       87
-------------------------------------------------------------------------------------------------------------
      73          84.52       95.39      107.62      121.31      132.05      143.63      156.05       88
-------------------------------------------------------------------------------------------------------------
      74          95.39      107.62      121.31      132.05      143.63      156.05      169.12       89
-------------------------------------------------------------------------------------------------------------
      75         107.62      121.31      132.05      143.63      156.05      169.12      182.61       90
-------------------------------------------------------------------------------------------------------------
      76         121.31      132.05      143.63      156.05      169.12      182.61      196.52       91
-------------------------------------------------------------------------------------------------------------
      77         132.05      143.63      156.05      169.12      182.61      196.52      210.85       92
-------------------------------------------------------------------------------------------------------------
      78         143.63      156.05      169.12      182.61      196.52      210.85      225.60       93
-------------------------------------------------------------------------------------------------------------
      79         156.05      169.12      182.61      196.52      210.85      225.60      240.77       94
-------------------------------------------------------------------------------------------------------------
      80         169.12      182.61      196.52      210.85      225.60      240.77      256.36       95
-------------------------------------------------------------------------------------------------------------
      81         182.61      196.52      210.85      225.60      240.77      256.36      272.37       96
-------------------------------------------------------------------------------------------------------------
      82         196.52      210.85      225.60      240.77      256.36      272.37      288.80       97
-------------------------------------------------------------------------------------------------------------
      83         210.85      225.60      240.77      256.36      272.37      288.80      305.65       98
-------------------------------------------------------------------------------------------------------------
      84         225.60      240.77      256.36      272.37      288.80      305.65      322.92       99
-------------------------------------------------------------------------------------------------------------
      85         240.77      256.36      272.37      288.80      305.65      322.92      340.61      100
-------------------------------------------------------------------------------------------------------------
      86         256.36      272.37      288.80      305.65      322.92      340.61      358.72      101
-------------------------------------------------------------------------------------------------------------
      87         272.37      288.80      305.65      322.92      340.61      358.72      377.25      102
-------------------------------------------------------------------------------------------------------------
      88         288.80      305.65      322.92      340.61      358.72      377.25      396.20      103
-------------------------------------------------------------------------------------------------------------
      89         305.65      322.92      340.61      358.72      377.25      396.20      415.57      104
-------------------------------------------------------------------------------------------------------------
      90         322.92      340.61      358.72      377.25      396.20      415.57      435.36      105
-------------------------------------------------------------------------------------------------------------

                                                                       Exhibit D

[PHOENIX LOGO]                                  REQUEST FOR REINSURANCE BENEFITS

________________________________________________________________________________

SEND COMPLETED REQUEST TO:                                                     COMPANY:
Phoenix Home Life Mutual Insurance Company         Toll Free: 1-800-243-3342   [ ] Phoenix Home Life Mutual Insurance Company
Insurance Claims 3E302                                        1-860-403-1000   [ ] American Phoenix Life and Reassurance
Bright Meadow Blvd., Enfield, CT 06083-1900        FAX:       1-860-403-2881   [ ] Phoenix Life and Reassurance of New York

________________________________________________________________________________
FULL NAME OF INSURED                                   DATE OF BIRTH

________________________________________________________________________________
DATE OF DEATH   CAUSE OF DEATH       DATE OF DISABILITY   CAUSE OF DISABILITY

________________________________________________________________________________
LINE OF BUSINESS (Check Appropriate): [ ] Individual Life/Cession
[ ] Bulk/Self Administration  [ ] Group Life/ADD  [ ] ADB  [ ] Waiver Premium
________________________________________________________________________________
RATING INFO: (Check Appropriate):              REINSURANCE DATA
[ ] Smoker       [ ] Standard                  [ ] Auto   Pool Number _____
[ ] Non-Smoker   [ ] Substandard Rating ___    [ ] Fac.   Pool % ____
                 [ ] Flat Extra                           Date Premium Last
                                                            Reported ______
________________________________________________________________________________
List all policies issued on this insured, with date of termination if not in force at the date of death. Also indicate whether any policies have been reinstated within two years prior to date of death.

___________________________________________________________________________________________________________________________________
                                    FACE AMOUNT                         LAPSED WITHIN                    FACE AMOUNT REINSURANCE
  CEDING COMPANY                      INSURED            DATE OF       PAST TWO YEARS                        (NOT NET RISK)
   POLICY NUMBER     ISSUE DATE    ___________________  TERMINATION   _____________________________    ____________________________
                                   LIFE         ADS                                       DATE
                                                                      (CHECK ONE)      REINSTATED           LIFE            ADS
___________________________________________________________________________________________________________________________________
                                                                      [ ] Yes [ ] No
___________________________________________________________________________________________________________________________________
                                                                      [ ] Yes [ ] No
___________________________________________________________________________________________________________________________________
                                                                      [ ] Yes [ ] No
___________________________________________________________________________________________________________________________________
                                                                      [ ] Yes [ ] No
___________________________________________________________________________________________________________________________________
                                                                      [ ] Yes [ ] No
___________________________________________________________________________________________________________________________________
TOTAL ISSUED                                              AMOUNT REINSURED WITH PHOENIX
                                   ___________________                                                 ____________________________
LESS TOTAL TERMINATED                                     REINSURED WITH OTHERS
                                   ___________________                                                 ____________________________
INSURANCE NOW IN FORCE                                    AMOUNT RETAINED AT OWN RISK
                                   ___________________                                                 ____________________________
                                                          TOTAL
                                                                                                       ____________________________
___________________________________________________________________________________________________________________________________
      FRAUD STATEMENT              REINSURANCE CESSION                PLAN NAME                  AMOUNT OF REINSURANCE WITH PHOENIX
    REQUIRED BY SOME STATES              NUMBER                                                             (CURRENT NAR)
ANY PERSON WHO KNOWINGLY AND WITH  ________________________________________________________________________________________________
INTENT TO DEFRAUD ANY INSURANCE
COMPANY OR OTHER PERSON FILES A    ________________________________________________________________________________________________
STATEMENT OF CLAIM CONTAINING ANY
MATERIALLY FALSE INFORMATION, OR   ________________________________________________________________________________________________
CONCEALS FOR THE PURPOSE OF
MISLEADING, INFORMATION CONCERNING ________________________________________________________________________________________________
ANY FACT MATERIAL THERETO, COMMITS
A FRAUDULENT INSURANCE ACT, WHICH  ________________________________________________________________________________________________
IS A CRIME.                                                                       TOTAL REQUESTED
                                   ________________________________________________________________________________________________

[ ] Contestable [ ] Yes [ ] No                                   [ ] Conversion, Exchange or Replacement
[ ] Routine Investigation [ ] Yes [ ] No                         [ ] Reentry
[ ] Initial Notification                                             List:
[ ] Additional Information Enclosed                                    Policy No. ______________  Plan Name ____________________
[ ] Copies of all claim papers enclosed includes:                      Orig. Issue date ________  Reins. with Phoenix [ ] Yes [ ] No
    Contestable Claims - Application and all underwriting              Conversion or Reentry Underwritten [ ] Yes [ ] No
    papers, investigation, claimant statement, death
    certificate and proof of payment.                            [ ] We have paid our claim in full on ________ and request payment
    Non-Contestable - reinsured for $250,000 plus also include       of $ _________
    application and underwriting.                                [ ] Interest expense at ____% per annum for ____ days $ __________.
    Waivers - application and underwriting, claimant statement,  [ ] Investigation expense $ ________
    attending physician statement, waiver premium provision and  [ ] Legal Expense $ ________
    any investigation.
[ ] Copies of investigation are enclosed.                        REMARKS:
[ ] We are awaiting your consultation before completing
    settlement

________________________________________________________________________________
CEDING COMPANY NAME                               PHONE NUMBER
                                                  (   )
________________________________________________________________________________
ADDRESS


________________________________________________________________________________
DATE          COMPLETED BY                        TITLE

________________________________________________________________________________
        White copy - Return to Phoenix     Yellow Copy - Client Company
                        Pink copy - Request for payment

                                   EXHIBIT E
                          (EFFECTIVE JANUARY 1, 1999)

                         CONDITIONAL RECEIPT LIABILITY

I.  AUTOMATIC REINSURANCE

    We will be liable for losses under the terms of a Conditional Receipt or Temporary Insurance Receipt only when the following qualifications are met:

    a) we have reviewed your Conditional Receipt or Temporary Insurance Receipt Form and related procedures submitted by you to us and have consented in writing to the use of such forms and procedures.

    b) the risk insured under either the Conditional Receipt or Temporary Insurance Receipt meets your underwriting guidelines applicable to conditional or temporary insurance and would have qualified for automatic coverage under this Agreement;

    c) you have retained the full retention required under the Agreement (except for reinsurance placed with one of the YRT Reinsurers) without reduction for the age and table rating of the insured; and

    d) the amount ceded to us does not exceed the Automatic Acceptance Limits applicable to us set forth in Exhibit A (Reinsurance Coverage), Part III.

    You will provide us prompt notice of any changes to the Conditional Receipt and Temporary Insurance Receipt forms and procedures. We have the right to consent to or reject any such changes, but such consent will not be unreasonably withheld. We will not be liable for claims under any changed conditional receipt or temporary insurance receipt unless we have consented to the change in accordance with this section.

    We will maintain copies of your Conditional Receipt or Temporary Receipt Forms and our written consent in our Home Office.

II. FACULTATIVE REINSURANCE

    We will not be liable for a claim incurred under the terms of a Conditional Receipt or Temporary Insurance Receipt for a risk which has been submitted to us on a facultative basis.


                                                                    Continued...

                          (Effective January 1, 1999)

III. FACE AMOUNT INCREASES FOR INTERSECTOR PLUS PLAN

     1. Any increase in the face amount of a Reinsured Policy that is an Intersector Plus Policy (each, an "Intersector Plus Policy") resulting when premium and/or dividends with respect to such policy are used to purchase paid-up additions ("PUA") will not be ceded to us automatically but may be submitted to us on a facultative basis. PUA may be used to convert the term insurance portion of an Intersector Plus Policy to permanent insurance, in which event we will share proportionately in the changes in the net amount at risk resulting from such converted permanent insurance.

     2. The term insurance portion of the Intersector Plus Policy may increase according to a schedule determined at issue and; in the event of such increase, you will retain the portion of such policy equal the product of (a) and (b), where (a) equals the face amount of the policy in force (including the increase), and (b) equals a fraction, the numerator of which is your retention at issue with respect to such policy before the increase, and the denominator of which is the total death benefit after the schedule.

     3. Any unscheduled increase in the face amount of an Intersector Plus Policy will be treated as a new Reinsured Policy.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                          100 BRIGHT MEADOW BOULEVARD
                           ENFIELD, CONNECTICUT 06083
                                 (860) 403-1000
                                 (800) 243-3342
                    FAX: (860) 403-2379/2380 (UNDERWRITING)
                            (860) 403-2881 (GENERAL)

                                 NAIC #: 67814
                            FEDERAL ID #: 06-0493340



Dallas Regional Sales Office:

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                          5400 LBJ FREEWAY, SUITE 1540
                              DALLAS, TEXAS 75240
                                 (972) 716-0940
                              FAX: (972) 716-0661


Please send general correspondence and paid reinsurance notices to:

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                          REINSURANCE DEPARTMENT 3E302
                                 P.O. BOX 1900
                             ENFIELD, CT 06083-1900


Please send facultative applications only to:

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                   REINSURANCE DEPARTMENT UNDERWRITING 3E302
                                 P.O. BOX 2300
                             ENFIELD, CT 06083-2300


Please send premium remittance checks to:

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                 P.O. BOX 95018
                             CHICAGO, IL 60694-5018





                                                                    Continued...

Contacts:


Marketing Services:

MIKE SMITH, FSA, REGIONAL VICE PRESIDENT
(972) 716-0940


Facultative Submissions:

JORDAN CARREIRA, UNDERWRITING OFFICER, REGIONAL MANAGER
(860) 403-2374

RENE SUTHERLAND, SUPERVISOR, REINSURANCE UNDERWRITING SERVICES
(860) 403-2382


Client Administration:

PATTI SMITH, FLMI, ACS, MANAGER
(860) 403-2368

DEB GABOURY
(860) 403-2069


Claims

DONALD K. SCOTT, ASSISTANT VICE PRESIDENT, CLAIMS AND AUDIT
(860) 403-2361


Treaties

WILLA M. NEMETZ, DIRECTOR, TREATIES AND COMPLIANCE
(860) 403-2364

KEVIN M. HAWK, CONTRACT ADMINISTRATOR
(860) 403-2391

                            [PROVIDENT MUTUAL LOGO]

                  1050 WESTLAKES DRIVE, BERWYN, PA 19312-2419
                   P.O. BOX 1717, VALLEY FORGE, PA 19482-1717
          TELEPHONE (610) 407-1759, (800) 523-4681, FAX (302) 452-7180

                           SCOTT V. CARNEY, FSA, MAAA
                           VICE PRESIDENT AND ACTUARY



March 9, 1999


Mr. Kevin M. Hawk
Reinsurance Contract Administrator
Phoenix Home Life
100 Bright Meadow Blvd.
P.O. Box 1900
Enfield, CT 06083


Dear Mr. Hawk:

Enclosed are the fully executed automatic agreements. I greatly appreciated the special wording showing the section revisions. Also, attached is the conditional receipt for your review and written approval.

Thank you for your assistance in putting together this arrangement.


Sincerely,

/s/ Scott V. Carney
----------------------------
Scott V. Carney
Vice President and Actuary


SVC/mjd
Enclosures

cc: Joe Laudadio
    Juliet DiFlavis




             A HERITAGE OF STRENGTH FOR TOMORROW'S FINANCIAL NEEDS

[ ] Providentmutual Life and Annuity Company, A Stock Life Insurance Company

           AGREEMENT FOR TEMPORARY LIFE INSURANCE OF A LIMITED AMOUNT

This agreement provides a Limited Amount of life insurance protection, for a Limited Period of time, subject to the terms of this Agreement. No one is authorized to change or waive any of the provisions of this Agreement.

-------------------------------------------------------------------------------
Proposed Insured(s)                                           Amount Received


-------------------------------------------------------------------------------

                                HEALTH QUESTIONS

Has the person(s) above as Proposed Insured:

1. within the past 90 days, been admitted to a hospital or other medical facility, or been advised to be admitted or had surgery performed or recommended? [ ] Yes [ ] No

2. within the past 2 years, been treated for heart trouble, stroke or cancer, or had such treatment recommended by a physician or other medical practitioner? [ ] Yes [ ] No

If either of the above questions is answered "YES" or LEFT BLANK, no representative of the Company is authorized to accept money, and NO COVERAGE will take effect under this Agreement.

                              TERMS AND CONDITIONS

THE $500,000 TOTAL BENEFIT LIMIT BELOW APPLIES TO ALL INSURANCE APPLIED FOR UNDER THIS POLICY, INCLUDING ALL TERM INSURANCE RIDERS TO BE ATTACHED THERETO, AS WELL AS ANY OTHER CURRENT APPLICATIONS TO THE COMPANY AND ANY OTHER TEMPORARY LIFE INSURANCE AGREEMENTS FOR LIMITED AMOUNTS.

Amount applied for is subject to a $500,000 maximum for all applications and agreements. If the two health questions above are answered NO with respect to all Proposed Insureds and the full first premium has been accepted by the Company as advance payment for an application for life insurance, the Company will be obligated as follows:

1. For a Single Life Policy: If a Proposed Insured dies while this temporary insurance is in effect, the Company will pay to the designated beneficiary the SMALLER of (a) the amount of all death benefits applied for as to the Proposed Insured in this Application, or (b) $500,000.

2.   For a Survivorship Policy (if two persons named as Proposed Insureds):

     a. If both Proposed Insureds die while this temporary insurance is in effect, the Company will pay the designated beneficiary the SMALLER of: the amount of all death benefits applied for in the Application (including term riders); or $500,000.

     b. If one Proposed Insured dies while this temporary insurance is in effect and no term rider on his or her life has been applied for in conjunction with the application for the survivorship policy, no death benefit is payable.

     c. If one of the Proposed Insured dies while this temporary insurance is in effect and such Proposed Insured has applied for a term rider on his or her life in conjunction with the application for the survivorship policy, the company will pay the designated beneficiary the SMALLER of: the amount of the death benefit under the term rider on such insured's life applied for in the Application; or $500,000.

                              DATE COVERAGE BEGINS

1. For a Single Life Policy: Temporary life insurance under this Agreement will begin on the date of this Agreement but only if the application for the Proposed Insured(s) above has been completed on the same date or before the date of this Agreement, and the Health Questions above are answered "NO" and the full first premium has been collected.

2. For a Survivorship Policy: Temporary life insurance under this Agreement will begin on the date of this Agreement but only if the Application has been completed for both Proposed Insureds on the same date or before the date of this Agreement, and the Health Questions above are answered "NO" for both Proposed Insureds and the full first premium has been collected.

                      DATE COVERAGE ENDS - 90 DAY MAXIMUM

Temporary life insurance under this Agreement will end automatically on the EARLIEST of:

a.   the 90th day from the date of this Agreement, or

b.   the date that insurance takes effect under the policy applied for, or

c. the date a policy, other than as applied for, is offered to the Applicant, or

d. the date the Company mails notice of termination of coverage under this Agreement to the premium billing address designated in the Application. The Company may terminate coverage at any time, by such written notice. In cases where the temporary coverage is terminated and no policy is immediately issued by the Company, the advance payment will be refunded.

For Survivorship Policies: If one of the Proposed Insureds dies while this temporary insurance is in effect, this agreement will automatically end upon such death and the application for the survivorship insurance policy will be declined.

                              SPECIAL LIMITATIONS

Fraud or material misrepresentations in the Application or in the answers to the Health Questions of this Agreement invalidate this Agreement and the Company's only liability is for refund of any advance payment made.

No one is authorized to accept money on Proposed Insureds under 32 days of age or over insurance age 70 on the date of this Agreement, nor will any coverage take effect on any such Proposed Insured.

If the Proposed Insured dies by suicide, the Company's liability under this Agreement is limited to a refund of the payment made.

There is no coverage under this Agreement if the check or draft submitted as advance payment is not paid on presentation.

I (WE) HAVE RECEIVED A COPY OF AND HAVE READ THIS AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY (OUR) KNOWLEDGE AND BELIEF. I (WE) UNDERSTAND AND AGREE TO ALL ITS TERMS.


-----------------------------------  --------------------------------
        Proposed First                       Proposed Second
      Insured's Signature                   Insured's Signature


-----------------------------------  --------------------------------  --------
Applicant's or Owner's Signature(s)          Agent's Signature           Date
  (if other than Proposed Insured)                                      Signed

ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY SELECTED ABOVE - DO NOT MAKE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK


A5 1.99